As filed with the Securities and Exchange Commission on February 15, 2006

Registration No. 333-74283; 811-09255

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

AMENDMENT NO. 17 TO THE

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

and

AMENDMENT NO. 19 TO THE

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

WELLS FARGO VARIABLE TRUST

525 Market Street

San Francisco, CA 94105

Registrant’s Telephone Number, including Area Code: (800) 643-9691

C. David Messman

Wells Fargo Funds Management, LLC

525 Market Street, 12th Floor

San Francisco, CA 94105

(Name and Address of Agent for Service)

With a copy to:

Marco E. Adelfio, Esq.

Morrison & Foerster LLP

2000 Pennsylvania Ave., N.W.

Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to Rule 485(b), or

☐	on pursuant to Rule 485(b)

☐	60 days after filing pursuant to Rule 485(a)(1), or

☒	on May 1, 2006 pursuant to Rule 485(a)(1)

☐	75 days after filing pursuant to Rule 485(a)(2), or

☐	on pursuant to Rule 485(a)(2)

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 17 to the Registration Statement of Wells Fargo Varialbe Trust (“The Trust”) is being filed to make changes to certain existing Funds of the Trust.

WELLS FARGO ADVANTAGE FUNDS

May 1, 2006

Prospectus

Wells Fargo Advantage Variable Trust Funds

Wells Fargo Advantage VT Asset Allocation Fund

Wells Fargo Advantage VT Large Company Growth Fund

Wells Fargo Advantage VT C&B Large Cap Value Fund

Wells Fargo Advantage VT Money Market Fund

Wells Fargo Advantage VT Discovery FundSM

Wells Fargo Advantage VT Opportunity FundSM

Wells Fargo Advantage VT Equity Income Fund

Wells Fargo Advantage VT Small Cap Growth Fund

Wells Fargo Advantage VT International Core Fund

Wells Fargo Advantage VT Small/Mid Cap Value Fund

Wells Fargo Advantage VT Large Company Core Fund

Wells Fargo Advantage VT Total Return Bond Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Table of Contents	Variable Trust Funds

Throughout this prospectus, the Wells Fargo Advantage Discovery FundSM is referred to as the “Discovery Fund”; and the Wells Fargo Advantage Opportunity FundSM is referred to as the “Opportunity Fund”.

Variable Trust Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized words in bold print appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Asset Allocation Fund	Seeks long-term total return, consistent with reasonable risk.
C&B Large Cap Value Fund (formerly named the Equity Value Fund)	Seeks maximum long-term total return, consistent with minimizing risk to principal.
Discovery Fund	Seeks long-term capital appreciation.

Equity Income Fund	Seeks long-term capital appreciation and above-average dividend income.
International Core Fund (formerly named the International Equity Fund)	Seeks long-term capital appreciation.

Large Company Core Fund (formerly named the Growth Fund)	Seeks total return comprised of long-term capital appreciation and current income.
Large Company Growth Fund	Seeks long-term capital appreciation.
Money Market Fund	Seeks current income, while preserving capital and liquidity.
Opportunity Fund	Seeks long-term capital appreciation.
Small Cap Growth Fund	Seeks long-term capital appreciation.
Small/Mid Cap Value Fund (formerly named the Multi-Cap Value Fund)	Seeks long-term capital appreciation.
Total Return Bond Fund	Seeks total return consisting of income and capital appreciation.

4	Variable Trust Prospectus

PRINCIPAL STRATEGIES
We invest in equity and fixed income securities with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions. The Fund’s “neutral” target allocation is 60% equity securities and 40% fixed income securities.

We invest principally in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We seek total return by targeting companies that we believe are undervalued, possess strong financial positions and have a consistency and predictability on their earnings growth.
We invest principally in securities of small- and medium-capitalization companies, which are defined as those with market capitalizations equal to or lower than the company with the largest capitalization in the Russell Midcap® Index (which had a range of $631 million to $33.8 billion as of December 31, 2004, and is expected to change frequently), at the time of investment. We may invest up to 25% of the Fund’s assets in foreign securities through ADRs and similar investments.
We invest in the common stocks of large U.S. companies with strong return potential and above-average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.
We invest principally in non-U.S. securities. We focus on companies with strong growth potential that offer good relative values. These companies typically have distinct competitive advantages, high or improving returns on invested capital and a potential for positive earnings surprise. We may invest in emerging markets.
We invest principally in securities of large-capitalization companies, which are defined as those with market capitalizations of $3 billion or more. The Fund tends to invest in large, established companies, the majority of which pay dividends. We may invest up to 25% of the Fund’s assets in foreign securities through ADRs and similar investments.
We invest in the common stocks of large U.S. companies that we believe have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.
We invest in high-quality money market instruments.
We invest principally in equity securities of medium-capitalization companies that we believe are under-priced yet have attractive growth prospects. We may invest up to 25% of the Fund’s assets in foreign securities.
We focus on companies that we believe have above-average growth potential, or that may be involved in new or innovative products, services and processes. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently.
We invest principally in securities of small-and medium-capitalization companies, which are defined as those with market capitalizations equal to or lower than the company with the largest capitalization in the Russell Midcap® Index (which had a range of $563 million to $18.4 billion as of December 31, 2005). We may invest up to 30% of the Fund’s total assets in foreign securities.
We invest in a broad range of investment-grade debt securities, which include U.S. Government obligations, corporate bonds, mortgage- and other asset-backed securities and money market instruments. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 5 1/2 years.

Variable Trust Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 26;

•	the “Additional Strategies and General Investment Risks” section beginning on page 51; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund. Although the Money Market Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

COMMON RISKS FOR THE FUNDS

Debt Securities

Certain Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund’s portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment. Changes in market interest rates affect a Fund’s yield to the extent they affect the yield of instruments available for purchase by a Fund. The U.S. government does not guarantee the market value or current yield of its obligations. Not all U.S. government obligations are backed by the full faith and credit of the U.S. government.

Equity Securities

Certain Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Small Company Securities

Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

6	Variable Trust Prospectus

FUND	SPECIFIC RISKS

Asset Allocation Fund	The Fund is primarily subject to the “Debt Securities” and “Equity Securities” risks described under “Common Risks for the Funds” on page 6. Fund assets that track the performance of an index do so whether the index rises or falls.

C&B Large Cap Value Fund	The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 6.

Discovery Fund	The Fund is primarily subject to the “Equity Securities,” “Foreign Investments” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Equity Income Fund	The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 6. Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

International Core Fund	The Fund is primarily subject to the “Equity Securities,” “Foreign Investments” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Large Company Core Fund	The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 6.

Large Company Growth Fund	The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 6.

Money Market Fund	The Fund is primarily subject to the “Debt Securities” risks described under “Common Risks for the Funds” on page 6. Although we seek to maintain a stable net asset value (“NAV”) of $1.00 per share, there is no assurance that we will be able to do so.

Opportunity Fund	The Fund is primarily subject to the “Equity Securities,” “Foreign Investments” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6.

Variable Trust Prospectus	7

Summary of Important Risks

FUND	SPECIFIC RISKS

Small Cap Growth Fund	The Fund is primarily subject to the “Equity Securities”, “Foreign Investments” and “Small Companies Securities” risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Small/Mid Cap Value Fund	The Fund is primarily subject to the “Equity Securities”, “Foreign Investments” and “Small Company Securities” risks described on page 6. Stocks of small and medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events than the stocks of larger, more established companies. We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

Total Return Bond Fund	The Fund is primarily subject to the “Debt Securities” risks and to the extent the Fund invests in foreign obligations, the “Foreign Investments” risks described under “Common Risks for the Funds” on page 6. The Fund also may invest in mortgage-and other asset-backed securities which may not be guaranteed by the U.S. Government. Mortgage-and other asset-backed securities are subject to prepayment risk and extension risk, either of which can reduce the rate of return on the portfolio. Asset-backed securities are also subject to risk of default on the underlying assets, particularly during periods of economic downturn. The Fund may invest in stripped mortgage-backed securities, which have greater interest rate risk than mortgage-backed securities with like maturities. The Fund may also invest in reverse repurchase agreements, which involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities. In addition, our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

8	Variable Trust Prospectus

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one- and five-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index (or indexes), except for the returns of the Money Market Fund, which are compared to the performance of an appropriate money market fund average.

Please remember that past performance is no guarantee of future results. The performance for the Funds in this Prospectus does not reflect fees charged by variable life insurance policies (“VLI Policies”) or variable annuity contracts (“VA Contracts”). If it did, returns would be lower.

The Wells Fargo Advantage Discovery Fund was organized as the successor fund to the Strong Discovery Fund II and the Strong Mid Cap Growth Fund II, with the former being the accounting survivor. The Wells Fargo Advantage Small/Mid Cap Value Fund was organized as the successor fund to the Strong Multi Cap Value Fund II. The Wells Fargo Advantage Opportunity Fund was organized as the successor fund to the Strong Opportunity Fund II. The predecessor Strong Funds were reorganized into the Wells Fargo Advantage Variable Trust Funds effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for each Wells Fargo Advantage Variable Trust Fund reflects the historical information for its predecessor.

Asset Allocation Fund Calendar Year Returns

Best Qtr.:	Q4 ’98 • 15.86%	Worst Qtr.:	Q3 ’02 • (12.23)%

Average annual total returns for the period ended 12/31/04	1 year	5 years	10 years
Asset Allocation Fund (Incept. 4/15/94)	9.34%	1.81%	10.03%
S&P 500 Index[1,2]	10.87%	(2.30)%	12.07%
LB 20+ Treasury Index[3]	8.99%	10.33%	9.81%
[1]	S&P 500 is a registered trademark of Standard & Poor’s.
[2]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.
[3]	Lehman Brothers 20+ Treasury Index.

Variable Trust Prospectus	9

Performance History

C&B Large Cap Value Fund Calendar Year Returns

Best Qtr.:	Q2 ’03 • 16.07%	Worst Qtr.:	Q3 ’02 • (21.10)%

Average annual total returns for the period ended 12/31/04	1 year	5 years	Life of Fund
C & B Large Cap Fund (Incept. 5/1/98)	11.22%	0.98%	(0.22)%
S&P 500 Index[1]	10.87%	(2.30)%	2.82%
Russell 1000 Value Index	16.49%	5.27%	5.49%
[1]	S&P 500 is a registered trademark of Standard & Poor’s.

10	Variable Trust Prospectus

Discovery Fund Calendar Year Returns1

Best Qtr.:	Q4 ’99 • 26.02%	Worst Qtr.:	Q3 ’01 • (19.21)%

Average annual total returns for the period ended 12/31/04	1 year	5 years	10 years
Discovery Fund (Incept. 5/8/92)[1]	15.72%	9.05%	10.20%
Russell Midcap Growth Index	15.48%	(3.36)%	11.23%
Russell 2000 Index	18.33%	6.61%	7.20%
[1]	Performance shown reflects the performance of the predecessor Strong Discovery Fund II.

Variable Trust Prospectus	11

Performance History

Equity Income Fund Calendar Year Returns

Best Qtr.:	Q2 ’03 • 16.47%	Worst Qtr.:	Q3 ’02 • (20.59)%

Average annual total returns for the period ended 12/31/04	1 year	5 years	Life of Fund
Equity Income Fund (Incept. 5/6/96)	11.08%	1.84%	8.04%
S&P 500 Index[1]	10.87%	(2.30)%	8.85%
Russell 1000 Value Index	16.49%	5.27%	11.04%
[1]	S&P 500 is a registered trademark of Standard & Poor’s.

12	Variable Trust Prospectus

International Core Fund Calendar Year Returns

Best Qtr.:	Q2 ’03 • 16.89%	Worst Qtr.:	Q3 ’02 • (21.26)%

Average annual total returns for the period ended 12/31/04	1 year	Life of Fund
International Core Fund (Incept. 7/03/00)	9.63%	(3.91)%
MSCI/EAFE Index[1]	20.25%	(0.35)%
[1]	Morgan Stanley Capital International/Europe, Australasia, and Far East Index.

Variable Trust Prospectus	13

Performance History

Large Company Core Fund Calendar Year Returns

Best Qtr.:	Q4 ’98 • 22.93%	Worst Qtr.:	Q3 ’01 • (17.01)%

Average annual total returns for the period ended 12/31/04	1 year	5 years	10 years
Large Company Core Fund (Incept. 4/12/94)	8.38%	(7.06)%	7.16%
S&P 500 Index[1]	10.87%	(2.30)%	12.07%
[1]	S&P 500 is a registered trademark of Standard & Poor’s.

14	Variable Trust Prospectus

Large Company Growth Fund Calendar Year Returns

Best Qtr.:	Q4 ’01 • 18.25%	Worst Qtr.:	Q1 ’01 • (22.58)%

Average annual total returns for the period ended 12/31/04	1 year	5 years	Life of Fund
Large Company Growth Fund (Incept. 9/20/99)	3.26%	(5.89)%	(2.22)%
S&P 500 Index[1]	10.87%	(2.30)%	0.43%
[1]	S&P 500 is a registered trademark of Standard & Poor’s.

Variable Trust Prospectus	15

Performance History

Money Market Fund Calendar Year Returns

Best Qtr.:	Q4 ’00 • 1.49%	Worst Qtr.:	Q2 ’04 • 0.09%

To obtain a current 7-day yield for the Fund, call toll-free 1-800-222-8222.

Average annual total returns for the period ended 12/31/04	1 year	5 years	10 years
Money Market Fund (Incept. 5/19/94)	0.70%	2.37%	3.62%
iMoneyNet First Tier Retail Money Fund Average	0.66%	2.46%	4.40%

16	Variable Trust Prospectus

Opportunity Fund Calendar Year Returns1

Best Qtr.:	Q2 ’03 • 21.40%	Worst Qtr.:	Q3 ’02 • (21.45)%

Average annual total returns for the period ended 12/31/04	1 year	5 years	10 years
Opportunity Fund (Incept. 5/8/92)[1]	18.22%	4.00%	13.27%
S&P 500 Index[2]	10.87%	(2.30)%	12.07%
Russell Midcap Index	20.22%	7.59%	14.50%
[1]	Performance shown reflects the performance of the Investor Class shares of the predecessor Strong Opportunity Fund II.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.

Variable Trust Prospectus	17

Performance History

Small Cap Growth Fund Calendar Year Returns

Best Qtr.:	Q4 ’99 • 67.19%	Worst Qtr.:	Q1 ’01 • (31.31)%

Average annual total returns for the period ended 12/31/04	1 year	5 years	Life of Fund
Small Cap Growth Fund (Incept. 5/01/95)	13.77%	(10.15)%	3.49%
Russell 2000 Index	18.33%	6.61%	11.18%

18	Variable Trust Prospectus

Small/Mid Cap Value Fund Calendar Year Returns1

Best Qtr.:	Q4 ’98 • 29.65%	Worst Qtr.:	Q3 ’01 • (24.40)%

Average annual total returns for the period ended 12/31/04	1 year	5 years	Life of Fund
Small/Mid Cap Value Fund (Incept. 10/10/97)[1,2]	16.77%	6.87%	4.48%
S&P 500 Index[3]	10.87%	(2.30)%	4.72%
Russell 3000 Value	16.94%	6.10%	7.55%
[1]	Performance shown reflects the performance of the predecessor Strong Multi Cap Value Fund II.
[2]	Formerly named the Multi Cap Value Fund.
[3]	S&P is a registered trademark of Standard & Poor’s.

Variable Trust Prospectus	19

Performance History

Total Return Bond Fund Calendar Year Returns

Best Qtr.:	Q2 ’03 • 4.89%	Worst Qtr.:	Q2 ’04 • (2.33)%

Average annual total returns for the period ended 12/31/04	1 year	5 years	Life of Fund
Total Return Bond Fund (Incept. 9/20/99)	4.39%	7.62%	7.16%
LB Aggregate Bond Index[1]	4.34%	7.71%	7.30%
LB U.S. Credit Index[2]	5.24%	8.63%	8.21%
[1]	Lehman Brothers Aggregate Bond Index.
[2]	Lehman Brothers U.S. Credit Index.

20	Variable Trust Prospectus

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Variable Trust Funds

These tables reflect the various costs and expenses of the Funds and do not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the Participating Insurance Companies for more details.

SHAREHOLDER FEES (fees paid directly from your investment)

All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
	Asset Allocation Fund	C&B Large Cap Value Fund	Discovery Fund
Management Fees[1]	0.55%	0.55%	0.75%
Distribution (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses[2]	0.22%	0.39%	0.22%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.02%	1.19%	1.22%
Fee Waivers	0.02%	0.19%	0.07%

NET EXPENSES[3]	1.00%	1.00%	1.15%

	Large Company Growth Fund	Money Market Fund	Opportunity Fund
Management Fees[1]	0.55%	0.30%	0.72%
Distribution (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses[2]	0.25%	0.32%	0.20%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.05%	0.87%	1.17%
Fee Waivers	0.05%	0.12%	0.10%

NET EXPENSES[3]	1.00%	0.75%	1.07%
[1]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Asset Allocation, C&B Large Cap Value, Equity Income, Large Company Core and Large Company Growth Funds is as follows: 0.55% from $0 to $499 million; 0.50% for assets from $500 million to $999 million; 0.45% for assets from $1 billion to $2.99 billion; 0.425% for assets from $3 billion to $4.99 billion; and 0.40% for assets $5 billion and higher. The breakpoint schedule for the Discovery, International Core, Small/Mid Cap Value, Opportunity and Small Cap Growth Funds is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher. The breakpoint schedule for the Money Market Fund is as follows: 0.30% for assets from $0 to $999 million; 0.275% for assets from $1 billion to $4.99 billion; and 0.25% for assets $5 billion and higher. The breakpoint schedule for the Total Return Bond Fund is as follows: 0.45% for assets from $0 to $499 million; 0.40% for assets from $500 million to $999 million; 0.35% for assets from $1 billion to $2.99 billion; 0.325% for assets from $3 billion to $4.99 billion; and 0.30% for assets $5 billion and higher.

22	Variable Trust Prospectus

Summary of Expenses

Equity Income Fund	International Core Fund	Large Company Core Fund
0.55%	0.75%	0.55%
0.25%	0.25%	0.25%
0.23%	0.42%	0.33%

1.03%	1.42%	1.13%
0.03%	0.42%	0.13%

1.00%	1.00%	1.00%

Small Cap Growth Fund	Small/Mid Cap Value Fund	Total Return Bond Fund
0.75%	0.75%	0.45%
0.25%	0.25%	0.25%
0.24%	0.36%	0.26%

1.24%	1.36%	0.96%
0.04%	0.22%	0.06%

1.20%	1.14%	0.90%
[2]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the Discovery,Small/Mid Cap Value and Opportunity Funds are based on estimates for the current fiscal year.
[3]	The adviser has committed through April 30, 2006 to waive fees and/or reimburse expenses to the extent necessary to maintain each Fund’s net operating expense ratio shown, except for the Discovery, Small/Mid Cap Value and Opportunity Funds. For the Discovery, Small/Mid Cap and Opportunity Funds, the adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

Variable Trust Prospectus	23

Variable Trust Funds	Summary of Expenses

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return, the reinvestment of all dividends and distributions, and that fund operating expenses remain the same. The fee waivers shown in the table of Annual Fund Operating Expenses are not reflected in the 3, 5 and 10 year examples. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	Asset Allocation Fund	C&B Large Cap Value Fund	Discovery Fund	Equity Income Fund	International Core Fund
1 YEAR	$102	$102	$117	$102	$102
3 YEARS	$323	$359	$373	$325	$408
5 YEARS	$561	$636	$657	$566	$736
10 YEARS	$1,246	$1,426	$1,465	$1,257	$1,666

	Large Company Core Fund	Large Company Growth Fund	Money Market Fund	Opportunity Fund	Small Cap Growth Fund
1 YEAR	$102	$102	$77	$109	$122
3 YEARS	$346	$329	$266	$351	$389
5 YEARS	$610	$575	$470	$624	$677
10 YEARS	$1,363	$1,278	$1,061	$1,402	$1,496

	Small/Mid Cap Value Fund	Total Return Bond Fund
1 YEAR	$116	$92
3 YEARS	$386	$300
5 YEARS	$702	$525
10 YEARS	$1,596	$1,173

24	Variable Trust Prospectus

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Variable Trust, or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees alone, but shareholders would be given at least 60 days advance notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized words in bold print appear that way only to denote their inclusion in the Glossary section of this Prospectus.

Variable Trust Prospectus	25

Asset Allocation Fund

Portfolio Managers:    Galen G. Blomster, CFA; Jeffrey P. Mellas

Investment Objective

The Asset Allocation Fund seeks long-term total return, consistent with reasonable risk.

Investment Strategies

The Fund invests in equity and fixed income securities with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. The Fund’s “neutral” target allocation is 60% equity securities and 40% fixed income securities.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

Permitted Investments

The asset classes we invest in are:

•	Stock Investments—We invest this portion of the Fund in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index; and

•	Bond Investments—We invest this portion of the Fund in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. Bonds in this index have remaining maturities of twenty years or more.

We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

The percentage of Fund assets that we invest in different asset classes may temporarily deviate from the Fund’s target allocations due to changes in market values. The adviser rebalances the Fund when the Fund’s actual allocations deviate by a specified percentage from the target allocations.

Important Risk Factors

The Fund is subject to the “Debt Securities” and “Equity Securities” risks described under “Common Risks for the Funds” on page 6. Fund assets that track the performance of an index do so whether the index rises or falls.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 51. These considerations are all important to your investment choice.

26	Variable Trust Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total return represents the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	FUND COMMENCED ON APRIL 15, 1994

For the period ended:	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000
Net asset value, beginning of period	$12.51	$10.41	$12.32	$13.82	$14.42
Income from investment operations:
Net investment income (loss)	0.26	0.18	0.21	0.20	0.31
Net realized and unrealized gain (loss) on investments	0.86	2.10	(1.78)	(1.17)	(0.13)
Total from investment operations	1.12	2.28	(1.57)	(0.97)	0.18
Less distributions:
Distributions from net investment income	(0.26)	(0.18)	(0.23)	(0.20)	(0.31)
Distributions from net realized gain	(0.40)	0.00	(0.11)	(0.33)	(0.47)
Total distributions	(0.66)	(0.18)	(0.34)	(0.53)	(0.78)
Net asset value, end of period	$12.97	$12.51	$10.41	$12.32	$13.82
Total return[1]	9.34%	22.09%	(12.85)%	(6.96)%	1.02%
Ratios/supplemental data:
Net assets, end of period (000s)	$326,374	$290,723	$212,574	$255,938	$270,278
Ratios to average net assets:
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	2.08%	1.64%	1.90%	1.64%	2.19%
Portfolio turnover rate	5%	7%	16%	25%	48%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	1.02%	1.02%	1.02%	1.04%	1.12%
[1]	Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Variable Trust Prospectus	27

C&B Large Cap Value Fund

Portfolio Managers:      Kermit S. Eck, CFA; Michael M. Meyer, CFA; James R. Norris; Edward W. O’Connor, CFA; R. James O’Neil, CFA; Mehul Trivedi, CFA

Investment Objective

The C&B Large Cap Value Fund seeks maximum long-term total return, consistent with minimizing risk to principal.

Investment Strategies

We invest principally in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We seek total return by targeting companies that we believe are undervalued, possess strong financial positions and have a consistency and predictability in their earnings growth.

We select securities for the portfolio based on an analysis of a company’s financial characteristics, an assessment of the quality of a company’s management and the implementation of a valuation discipline. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company’s top management, customers and suppliers. We regularly review the investments of the portfolio and sell a portfolio holding when it has achieved its valuation targets, a change in the underlying company’s outlook has occurred or more attractive investment alternatives are available.

We hold a smaller number of securities in the portfolio, usually 30 to 50 companies. This strategy enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. We believe our assessment of business quality and emphasis on valuation will protect the portfolio’s assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” risk described under “Common Risks for the Funds” on page 6.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 51. These considerations are all important to your investment choice.

28	Variable Trust Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total return represents the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	FUND COMMENCED ON MAY 1, 1998

For the period ended:	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000
Net asset value, beginning of period	$8.34	$6.75	$9.02	$9.70	$9.23
Income from investment operations:
Net investment income (loss)	0.14	0.12	0.10	0.06	0.07
Net realized and unrealized gain (loss) on investments	0.79	1.59	(2.27)	(0.68)	0.46
Total from investment operations	0.93	1.71	(2.17)	(0.62)	0.53
Less distributions:
Distributions from net investment income	(0.14)	(0.12)	(0.10)	(0.06)	(0.06)
Distributions from net realized gains	0.00	0.00	(0.00)	0.00	0.00
Total distributions	(0.14)	(0.12)	(0.10)	(0.06)	(0.06)
Net asset value, end of period	$9.13	$8.34	$6.75	$9.02	$9.70
Total return[1]	11.22%	25.57%	(24.09)%	(6.39)%	5.78%
Ratios/supplemental data:
Net assets, end of period (000s)	$30,287	$29,482	$25,124	$38,721	$47,013
Ratios to average net assets:
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	1.58%	1.62%	1.19%	0.55%	0.78%
Portfolio turnover rate	16%	20%	98%	107%	124%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	1.19%	1.20%	1.27%	1.16%	1.56%
[1]	Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Variable Trust Prospectus	29

Discovery Fund

Portfolio Managers:    Thomas J. Pence, CFA; James M. Leach, CFA

Investment Objective

The Discovery Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing in securities of small- and medium-capitalization companies that we believe offer attractive opportunities for growth. We define small- and medium-capitalization companies as those with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell Midcap® Index, at the time of purchase. The range of the Russell Midcap® Index was $631 million to $33.8 billion, as of December 31, 2004, and is expected to change frequently. We analyze potential investment opportunities by using a disciplined investment process that emphasizes in-depth fundamental analysis across multiple dimensions such as visits with company management, suppliers/distributors, competitors and customers as well as detailed analysis of a company’s financial statements. We select securities that exhibit the strongest sustainable growth characteristics such as earnings growth, returns on invested capital and competitive positioning. We may invest in any sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of total assets in securities of small- and medium-capitalization companies; and

•	up to 25% of total assets in foreign securities through ADRs and similar investments.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities,” “Foreign Investments” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industry sectors in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 51. These considerations are all important to your investment choice.

30	Variable Trust Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the period beginning December 31, 2004 PricewaterhouseCoopers LLP audited this information for all prior periods, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	FUND COMMENCED ON MAY 8, 1992

For the period ended:	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000
Net asset value, beginning of period	$12.66	$9.08	$10.32	$11.88	$11.38
Income from investment operations:
Net investment income (loss)	(0.13)	(0.04)	(0.01)	(0.02)	0.08
Net realized and unrealized gain (loss) on investments	2.12	3.62	(1.23)	0.63	0.42
Total from investment operations	1.99	3.58	(1.24)	0.61	0.50
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	(0.08)	0.00
Distributions from net realized gain	0.00	0.00	0.00	(2.09)	0.00
Total distributions	0.00	0.00	0.00	(2.17)	0.00
Net asset value, end of period	$14.65	$12.66	$9.08	$10.32	$11.88
Total return[1]	15.72%	39.43%	(12.02)%	4.08%	4.39%
Ratios/supplemental data:
Net assets, end of period (MM)	$93	$94	$85	$121	$136
Ratios to average net assets:
Ratio of expenses to average net assets	1.2%	1.1%	1.2%	1.2%	1.2%
Ratio of net investment income (loss) to average net assets	(0.9)%	(0.4)%	(0.1)%	(0.2)%	0.6%
Portfolio turnover rate	168%	293%	417%	503%	480%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	1.2%	1.2%	1.2%	1.2%	1.3%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total return figures do not reflect charges pursuant to the term of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s share.
[2]	During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Variable Trust Prospectus	31

Equity Income Fund

Portfolio Managers:    David L. Roberts, CFA; Gary J. Dunn, CFA

Investment Objective

The Equity Income Fund seeks long-term capital appreciation and above-average dividend income.

Investment Strategies

We invest primarily in the common stocks of large U.S. companies with strong return potential based on current market valuations. We emphasize investment primarily in securities of companies with above-average dividend income. We use various valuation measures when selecting securities for the portfolio, including above-average dividend yields and below industry average price-to-earnings, price-to-book and price-to-sales ratios. We focus our investment strategy on large-capitalization stocks.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in income-producing equity securities; and

•	at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more.

We may invest in preferred stocks, convertible debt securities, and securities of foreign companies through ADRs and similar investments. We will normally limit our investment in a single issuer to 10% or less of total assets.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 6. Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 51. These considerations are all important to your investment choice.

32	Variable Trust Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total return represents the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	FUND COMMENCED ON MAY 6, 1996

For the period ended:	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000
Net asset value, beginning of period	$14.93	$12.32	$15.52	$17.01	$17.09
Income from investment operations:
Net investment income (loss)	0.24	0.21	0.21	0.16	0.17
Net realized and unrealized gain (loss) on investments	1.40	2.95	(3.19)	(1.09)	0.21
Total from investment operations	1.64	3.16	(2.98)	(0.93)	0.38
Less distributions:
Distributions from net investment income	(0.24)	(0.21)	(0.22)	(0.15)	(0.17)
Distributions from net realized gain	0.00	(0.34)	0.00	(0.41)	(0.29)
Total distributions	(0.24)	(0.55)	(0.22)	(0.56)	(0.46)
Net asset value, end of period	$16.33	$14.93	$12.32	$15.52	$17.01
Total return[1]	11.08%	26.21%	(19.26)%	(5.41)%	2.33%
Ratios/supplemental data:
Net assets, end of period (000s)	$120,138	$103,157	$78,400	$106,199	$113,350
Ratios to average net assets:
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	1.59%	1.59%	1.46%	1.05%	1.02%
Portfolio turnover rate	13%	15%	16%	5%	4%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	1.03%	1.06%	1.09%	1.23%	1.17%
[1]	Total return calculations do not include any insurance costs and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Variable Trust Prospectus	33

International Core Fund

Portfolio Managers:    Mark Beale; Richard Lewis

Investment Objective

The International Core Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing principally in equity securities of non-U.S. securities. We focus on companies with strong growth potential and that offer good relative values. These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We invest primarily in developed countries, but may invest in emerging markets.

We invest in non-U.S. securities by following a two-phase investment process. In the first phase, we conduct bottom-up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an “Economic Value Added” (“EVA”) methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that estimates the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in equity securities; and

•	at least 80% of total assets in non-U.S. securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities,” “Foreign investments” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 51. These considerations are all important to your investment choice.

34	Variable Trust Prospectus

Sub-Adviser’s Prior Performance History

The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by New Star with substantially similar investment objectives, policies and strategies as the International Core Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

Best Qtr.:	Q4 ‘99 • 30.47%	Worst Qtr.:	Q3 ‘02 • (19.63)%

Average annual total returns for the period ended 12/31/04	1 year	5 years	10 years
New Star Composite Performance	17.98%	(0.12)%	7.31%
MSCI/EAFE Index[1]	20.25%	(1.13)%	5.62%
[1]	Morgan Stanley Capital International/Europe, Australasia, and Far East Index.

Variable Trust Prospectus	35

International Core Fund

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total return represents the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	FUND COMMENCED ON JULY 3, 2000

For the period ended:	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000
Net asset value, beginning of period	$7.56	$5.77	$7.50	$8.94	$10.00
Income from investment operations:
Net investment income (loss)	0.06	0.02	0.02	0.02	0.03
Net realized and unrealized gain (loss) on investments	0.67	1.79	(1.74)	(1.46)	(1.06)
Total from investment operations	0.73	1.81	(1.72)	(1.44)	(1.03)
Less distributions:
Distributions from net investment income	(0.02)	(0.02)	(0.01)	0.00	(0.03)
Distributions from net realized gains	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.02)	(0.02)	(0.01)	0.00	(0.03)
Net asset value, end of period	$8.27	$7.56	$5.77	$7.50	$8.94
Total return[1]	9.63%	31.46%	(22.92)%	(16.09)%	(10.33)%
Ratios/supplemental data:
Net assets, end of period (000s)	$35,071	$22,033	$9,316	$4,946	$1,620
Ratios to average net assets:[2]
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	0.87%	0.69%	0.71%	0.48%	0.98%
Portfolio turnover rate	115%	90%	54%	41%	19%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses [3]	1.42%	1.59%	3.26%	7.21%	2.40%
[1]	Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

36	Variable Trust Prospectus

Large Company Core Fund

Portfolio Manager:     David A. Katz, CFA

Investment Objective

The Large Company Core Fund seeks total return comprised of long-term capital appreciation and current income.

Investment Strategies

We invest principally in large-capitalization companies which are defined as those with a market capitalization of $3 billion or more. We select companies that we believe are financially strong and meet specific valuation criteria as compared to the overall market and the companies’ own valuation histories. The valuation criteria evaluate a company’s financial position as measured by balance sheet data, and a company’s stock market valuation in comparison to investment value based on historic and current earnings, dividends, return on equity and book value. The Fund tends to invest in large, established companies, the majority of which pay dividends.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of large-capitalization companies; and

•	up to 25% of total assets in foreign securities through ADRs and similar investments.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 6.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 51. These considerations are all important to your investment choice.

Variable Trust Prospectus	37

Large Company Core Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total return represents the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	FUND COMMENCED ON APRIL 12, 1994

For the period ended:	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000
Net asset value, beginning of period	$12.89	$10.43	$14.08	$19.06	$24.10
Income from investment operations:
Net investment income (loss)	0.00	(0.05)	(0.02)	0.01	0.00
Net realized and unrealized gain (loss) on investments	1.08	2.51	(3.62)	(3.65)	(2.95)
Total from investment operations	1.08	2.46	(3.64)	(3.64)	(2.95)
Less distributions:
Distributions from net investment income	0.00	0.00	(0.01)	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	(1.34)	(2.09)
Total distributions	0.00	0.00	(0.01)	(1.34)	(2.09)
Net asset value, end of period	$13.97	$12.89	$10.43	$14.08	$19.06
Total return[1]	8.38%	23.59%	(25.84)%	(19.21)%	(13.60)%
Ratios/supplemental data:
Net assets, end of period (000s)	$38,055	$43,384	$42,644	$73,631	$105,248
Ratios to average net assets:
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	(0.03)%	(0.44)%	(0.14)%	0.08%	0.01%
Portfolio turnover rate	45%	58%	120%	50%	67%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	1.13%	1.13%	1.14%	1.27%	1.23%
[1]	Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

38	Variable Trust Prospectus

Large Company Growth Fund

Portfolio Managers:    John S. Dale, CFA; Gary E. Nussbaum, CFA

Investment Objective

The Large Company Growth Fund seeks long-term capital appreciation by investing primarily in large, domestic companies that we believe have superior growth potential.

Investment Strategies

In selecting securities for the Fund, we seek companies whose stock we believe is attractively valued and also exhibit strong fundamental characteristics, such as higher earnings and revenue growth, higher return on equity, and lower debt to capitalization. We may invest in the securities of companies whose growth potential we believe is generally unrecognized or misperceived by the market. We focus our investment strategy on large-capitalization stocks.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more; and

•	up to 20% of total assets in securities of foreign companies through ADRs and similar investments.

We will not invest more than 10% of the Fund’s total assets in the securities of a single issuer.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 6.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 51. These considerations are all important to your investment choice.

Variable Trust Prospectus	39

Large Company Growth Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total return represents the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	FUND COMMENCED ON SEPTEMBER 20, 1999

For the period ended:	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000
Net asset value, beginning of period	$8.60	$6.81	$9.46	$11.96	$12.03
Income from investment operations:
Net investment income (loss)	0.02	(0.03)	(0.05)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	0.26	1.82	(2.60)	(2.46)	(0.03)
Total from investment operations	0.28	1.79	(2.65)	(2.50)	(0.07)
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00
Total distributions	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$8.88	$8.60	$6.81	$9.46	$11.96
Total return[1]	3.26%	26.28%	(28.01)%	(20.88)%	(0.58)%
Ratios/supplemental data:
Net assets, end of period (000s)	$107,229	$96,802	$69,108	$104,888	$117,885
Ratios to average net assets:
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	0.98%	1.00%
Ratio of net investment income (loss) to average net assets	0.18%	(0.46)%	(0.56)%	(0.47)%	(0.42)%
Portfolio turnover rate	15%	10%	18%	14%	8%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	1.05%	1.06%	1.08%	1.01%	1.43%
[1]	Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

40	Variable Trust Prospectus

Money Market Fund

Investment Objective

The Money Market Fund seeks current income, while preserving capital and liquidity.

Investment Strategies

We actively manage a portfolio of U.S. dollar-denominated high-quality, short-term money market instruments. These include bankers’ acceptances, bank notes, certificates of deposit, government securities, commercial paper and repurchase agreements of domestic and foreign issuers. Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund’s overall level of liquidity and average maturity.

Permitted Investments

Under normal circumstances, we invest:

•	100% of total assets in high-quality, short-term money market instruments;

The Fund may invest without limitation in high-quality, short-term, dollar-denominated obligations of foreign issuers.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities” risks described under “Common Risks for the Funds” on page 6. Although we seek to maintain a stable NAV of $1.00 per share, it is possible to lose money by investing in the Fund. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term investments. Foreign obligations may be subject to additional risks, such as those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes and potentially less stringent investor protection and disclosure standards.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 51. These considerations are all important to your investment choice.

Variable Trust Prospectus	41

Money Market Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total return represents the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also included in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	FUND COMMENCED ON MAY 19, 1994

For the period ended:	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income (loss)	0.01	0.01	0.01	0.04	0.06
Net realized and unrealized gain (loss) on investments	0.00	0.00	0.00	0.00	0.00
Total from investment operations	0.01	0.01	0.01	0.04	0.06
Less distributions:
Distributions from net investment income	(0.01)	(0.01)	(0.01)	(0.04)	(0.06)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.01)	(0.01)	(0.01)	(0.04)	(0.06)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[1]	0.70%	0.50%	1.25%	3.73%	5.76%
Ratios/supplemental data:
Net assets, end of period (000s)	$58,738	$81,583	$96,274	$105,360	$53,095
Ratios to average net assets:
Ratio of expenses to average net assets	0.75%	0.75%	0.72%	0.73%	0.85%
Ratio of net investment income (loss) to average net assets	0.68%	0.51%	1.24%	3.46%	5.64%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	0.87%	0.89%	0.73%	0.73%	0.90%
[1]	Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.
[2]	During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

42	Variable Trust Prospectus

Opportunity Fund

Portfolio Managers:    Ann M. Miletti; Richard T. Weiss

Investment Objective

The Opportunity Fund seeks long-term capital appreciation.

Investment Strategies

We invest in equity securities of medium-capitalization companies that we believe are under-priced, yet have attractive growth prospects. We base the analysis on a comparison between the company’s public value, based on market quotations, with its “private market value”—the price an investor would be willing to pay for the entire company given its management strength, financial health and growth potential. We determine a company’s private market value based on a fundamental analysis of a company’s cash flows, asset valuations, competitive situation, and franchise value.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of total assets in equity securities; and

•	up to 25% of total assets in foreign securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities,” “Foreign Investments” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 51. These considerations are all important to your investment choice.

Variable Trust Prospectus	43

Opportunity Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the period beginning December 31, 2004. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information along with the auditors report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	FUND COMMENCED ON MAY 8, 1992

For the period ended:	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000
Net asset value, beginning of period	$18.99	$13.87	$19.45	$23.94	$25.99
Income from investment operations:
Net investment income (loss)	(0.05)	(0.02)	0.01	0.04	0.09
Net realized and unrealized gain (loss) on investments	3.51	5.15	(5.21)	(0.94)	1.41
Total from investment operations	3.46	5.13	(5.20)	(0.90)	1.50
Less distributions:
Distributions from net investment income	0.00	(0.01)	(0.07)	(0.07)	(0.05)
Distributions from net realized gain	0.00	0.00	(0.31)	(3.52)	(3.50)
Total distributions	0.00	(0.01)	(0.38)	(3.59)	(3.55)
Net asset value, end of period	$22.45	$18.99	$13.87	$19.45	$23.94
Total return[1]	18.22%	37.01%	(26.82)%	(3.70)%	6.60%
Ratios/supplemental data:
Net assets, end of period (MM)	$1,020	$1,022	$862	$1,283	$1,182
Ratios to average net assets:
Ratio of expenses to average net assets	1.1%	1.1%	1.1%	1.1%	1.1%
Ratio of net investment income (loss) to average net assets	(0.2)%	(0.1)%	0.1%	0.4%	0.4%
Portfolio turnover rate	41%	56%	69%	93%	83%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	1.4%	1.4%	1.4%	1.4%	1.2%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

44	Variable Trust Prospectus

Small Cap Growth Fund

Portfolio Managers:    Jerome “Cam” Philpott, CFA; Stuart Roberts

Investment Objective

The Small Cap Growth Fund seeks long-term capital appreciation.

Investment Strategies

We actively manage a diversified portfolio of common stocks of U.S. and foreign companies we believe have above-average growth potential, or that may be involved in new or innovative products, services and processes. We focus our investment strategy on small-capitalization stocks.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in small-capitalization securities, which we define as securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently;

•	at least 65% of total assets in an actively managed, broadly diversified portfolio of growth-oriented common stocks;

•	in at least 20 common stock issues spread across multiple industry groups and sectors of the economy;

•	up to 40% of total assets in initial public offerings or recent start-ups and newer issues; and

•	up to 25% of total assets in foreign companies through ADRs or similar investments.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities,” “Foreign Investments” and “Small Companies Securities” risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section on page 51. These considerations are all important to your investment choice.

Variable Trust Prospectus	45

Small Cap Growth Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total return represents the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	FUND COMMENCED ON MAY 1, 1995

For the period ended:	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000
Net asset value, beginning of period	$6.90	$4.85	$7.85	$10.38	$18.09
Income from investment operations:
Net investment income (loss)	(0.06)	(0.04)	(0.04)	(0.04)	(0.08)
Net realized and unrealized gain (loss) on investments	1.01	2.09	(2.96)	(2.49)	(3.71)
Total from investment operations	0.95	2.05	(3.00)	(2.53)	(3.79)
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	(3.15)
Return of Capital	0.00	0.00	0.00	0.00	(0.77)
Total distributions	0.00	0.00	0.00	0.00	(3.92)
Net asset value, end of period	$7.85	$6.90	$4.85	$7.85	$10.38
Total return[1]	13.77%	42.27%	(38.22)%	(24.37)%	(22.58)%
Ratios/supplemental data:
Net assets, end of period (000s)	$180,230	$138,151	$68,349	$57,216	$33,610
Ratios to average net assets:
Ratio of expenses to average net assets	1.20%	1.20%	1.20%	1.18%	1.20%
Ratio of net investment income (loss) to average net assets	(0.91)%	(0.91)%	(0.92)%	(0.85)%	(0.72)%
Portfolio turnover rate	175%	191%	243%	218%	260%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	1.24%	1.25%	1.32%	1.32%	2.41%
[1]	Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

46	Variable Trust Prospectus

Small/Mid Cap Value Fund

Portfolio Manager:    I. Charles Rinaldi

Investment Objective

The Small/Mid Cap Value Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing principally in securities of small-and medium- capitalization companies that we believe are undervalued relative to the market based on earnings, cash flows or asset value. We define small- and medium-capitalization companies as those with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell Midcap® Index, at the time of purchase. The range of the Russell Midcap® Index was $563 million to $18.4 billion as of December 31, 2005, and is expected to change frequently. We may invest in any sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of small- and medium-capitalization companies; and

•	up to 30% of total assets in foreign securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities,” “Foreign Investments” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6.

Stocks of small and medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events than the stocks of larger, more established companies.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market, or economic events affecting the particular issuers and industries it invests than Funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 51. These considerations are all important to your investment choice.

Variable Trust Prospectus	47

Small/Mid Cap Value Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the period beginning December 31, 2004. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information, along with the auditors report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	FUND COMMENCED ON OCTOBER 10, 1997

For the period ended:	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000
Net asset value, beginning of period	$10.08	$7.29	$10.19	$9.79	$9.12
Income from investment operations:
Net investment income (loss)	(0.03)	(0.00)[3]	0.01	0.04	0.04
Net realized and unrealized gain (loss) on investments	1.72	2.80	(2.36)	0.36	0.67
Total from investment operations	1.69	2.80	(2.35)	0.40	0.71
Less distributions:
Distributions from net investment income	0.00	(0.01)	(0.04)	(0.00)[3]	(0.04)
Distributions from net realized gain	0.00	0.00	(0.51)	(0.00)[3]	0.00
Total distributions	0.00	(0.01)	(0.55)	(0.00)[3]	(0.04)
Net asset value, end of period	$11.77	$10.08	$7.29	$10.19	$9.79
Total return[1]	16.77%	38.39%	(23.16)%	4.12%	7.82%
Ratios/supplemental data:
Net assets, end of period (MM)	$26	$28	$24	$33	$19
Ratios to average net assets:
Ratio of expenses to average net assets	1.1%	1.1%	1.2%	1.2%	1.2%
Ratio of net investment income (loss) to average net assets	(0.3)%	(0.1)%	0.1%	0.4%	0.5%
Portfolio turnover rate	72%	71%	70%	61%	57%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	1.5%	1.6%	1.4%	1.3%	1.4%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Amount calculated is less than $0.005.

48	Variable Trust Prospectus

Total Return Bond Fund

Portfolio Managers:    William Stevens; Marie Chandoha; Thomas O’Connor, CFA

Investment Objective

The Total Return Bond Fund seeks total return consisting of income and capital appreciation.

Investment Strategies

We invest in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage- and other asset-backed securities and money-market instruments. We invest in debt securities that we believe offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. From time to time, the Fund may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. Under normal circumstances, we expect to maintain an overall effective duration between 4 and 5 1/2 years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in bonds;

•	at least 80% of total assets in investment-grade debt securities;

•	up to 25% of total assets in asset-backed securities, other than mortgage-backed securities;

•	up to 20% of total assets in dollar-denominated obligations of foreign issuers; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls. We may also enter into reverse repurchase agreements to enhance return.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities” risks and to the extent the Fund invests in foreign obligations, the “Foreign Investments” risks described under “Common Risks for the Funds” on page 6. Mortgage- and other asset-backed securities may not be guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk and extension risk, either of which can reduce the rate of return on the portfolio. Asset-backed securities are also subject to risk of default on the underlying assets, particularly during periods of economic downturn. Stripped mortgage-backed securities have a greater interest rate risk than mortgage-backed securities with like maturities. Reverse repurchase agreements involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities. Our active trading investment strategy results in a higher than average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 51. These considerations are all important to your investment choice.

Variable Trust Prospectus	49

Total Return Bond Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total return represents the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	FUND COMMENCED ON SEPTEMBER 20, 1999

For the period ended:	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000
Net asset value, beginning of period	$10.66	$10.38	$10.24	$10.14	$9.82
Income from investment operations:
Net investment income (loss)	0.34	0.45	0.61	0.64	0.64
Net realized and unrealized gain (loss) on investments	0.10	0.41	0.16	0.10	0.32
Total from investment operations	0.44	0.86	0.77	0.74	0.96
Less distributions:
Distributions from net investment income	(0.34)	(0.45)	(0.61)	(0.64)	(0.64)
Distributions from net realized gains	(0.68)	(0.13)	(0.02)	0.00	0.00
Total distributions	(1.02)	(0.58)	(0.63)	(0.64)	(0.64)
Net asset value, end of period	$10.08	$10.66	$10.38	$10.24	$10.14
Total return[1]	4.39%	8.40%	7.75%	7.41%	10.22%
Ratios/supplemental data:
Net assets, end of period (000s)	$76,683	$70,988	$68,499	$72,920	$71,957
Ratios to average net assets:
Ratio of expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	3.34%	4.17%	5.97%	6.20%	6.53%
Portfolio turnover rate	773%	619%	82%	69%	100%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	0.96%	0.97%	1.02%	1.14%	1.25%
[1]	Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

50	Variable Trust Prospectus

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Variable Trust Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective. With respect to the Money Market Fund, we cannot guarantee that the Fund will be able to maintain a $1.00 per share NAV.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Discovery Fund, International Core Fund, Small Cap Growth Fund and Total Return Bond Fund employ an active trading investment strategy that results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	Each Fund, except the Money Market Fund, holds assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	Certain Funds may use various derivative instruments, such as options or futures contracts. The term “derivative” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•	The Funds that invest in smaller companies and foreign companies (including investments made through ADRS and similar investments) are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign securities may also be subject to special risks associated with international trade, including currency, foreign investments, liquidity and regulatory risk.

•

Certain Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does

Variable Trust Prospectus	51

Additional Strategies and General Investment Risks

not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government’s guarantee does not extend to the Funds themselves.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Emerging Market Risk—The additional risks associated with emerging markets, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

52	Variable Trust Prospectus

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected, which can alter the duration of a mortgage-backed security, increase interest rate risk and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of those securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks”, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

Variable Trust Prospectus	53

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk and regulatory risk are assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

		ASSET ALLOCATION	C&B LARGE CAP VALUE	DISCOVERY	EQUITY INCOME	INTER- NATIONAL CORE	LARGE COMPANY CORE	LARGE COMPANY GROWTH	MONEY MARKET	OPPOR- TUNITY	SMALL CAP GROWTH	SMALL/MID CAP VALUE	TOTAL RETURN BOND

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●	●	●	●	●	●	●	●

Emerging Market Securities

Securities of companies based in countries considered developing or to have “emerging” stock markets. Generally, these securities have the same type of risks as foreign securities, but to a higher degree.

	Emerging Market, Foreign Investment, Regulatory, Liquidity and Currency Risk					●
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk								●				●
Foreign Obligations Debt securities of non-U.S. companies, foreign banks, foreign governments, and other foreign entities.	Foreign Investment, Regulatory and Liquidity Risk								●			●	●
Foreign Securities Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk			●		●	●	●		●	●	●
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought or sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage and Credit Risk	●											●
High Yield Securities
Debt securities of lower quality that produce generally
higher rates of return. These securities, sometimes referred to as “junk bonds”, tend to be more sensitive to economic conditions, more volatile, and less liquid, and are subject to greater risk of default.	Interest Rate and Credit Risk												●
Illiquid Securities
A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets, for each Fund, except the Money Market Fund, which is limited to 10% of net assets.	Liquidity Risk	●		●	●	●	●	●	●	●	●	●	●

54	Variable Trust Prospectus

		ASSET ALLOCATION	LARGE CAP VALUE	DISCOVERY	EQUITY INCOME	INTER- NATIONAL CORE	LARGE COMPANY CORE	LARGE COMPANY GROWTH	MONEY MARKET	OPPOR- TUNITY	SMALL CAP GROWTH	SMALL/MID CAP VALUE	TOTAL RETURN BOND

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers
and financial institutions to increase returns on those
securities. Loans may be made up to 1940 Act
limits (currently one-third of total assets, including
the value of collateral received).	Credit, Counter-Party and Leverage Risk	●	●	●	●	●	●	●		●	●		●
Loan Participations
Debt obligations that represent a portion of a larger loan made by a bank. Generally sold without guarantee or recourse, some participations sell at a discount because of the borrower’s credit problems	Credit Risk												●
Mortgage-and Other Asset-Backed Securities Securities consisting of fractional interests in pools of consumer loans, such as mortgage loans, car loans, credit card debt, or receivables held in trust.	Interest Rate, Credit, and Prepayment/Extension Risk												●
Options
The right to buy or sell a security based on an agreed
upon price at a specified time. Types of options used
may include: options on securities, options on a stock
index and options on stock index futures to protect
liquidity and portfolio value.	Leverage, Credit and Liquidity Risk	●			●					●	●	●	●
Other Mutual Funds
Investments by the Fund in shares of other mutual funds,
which may cause Fund shareholders to bear a pro-rata
portion of the other fund’s expenses, in addition to the
expenses paid by the Fund.	Market Risk	●	●	●	●	●	●	●		●	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●		●	●	●	●	●		●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk	●	●	●	●	●	●	●	●	●	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market and Liquidity Risk			●		●				●	●	●
Stripped Obligations
Securities that give ownership to either future payments of interest or future payment of principal, but not both. These securities tend to have greater interest rate sensitivity than conventional debt.	Interest Rate Risk												●

Variable Trust Prospectus	55

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Variable Trust

Wells Fargo Variable Trust (“WFVT”) was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of WFVT (“the Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Funds are available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the “shareholders” of, or “investors” in, the Funds. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, the Board monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

BOARD OF TRUSTEES
Supervises the Funds’ activities

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INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

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INVESTMENT SUB-ADVISERS
Varies by Fund Responsible for day-to-day portfolio management

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ADMINISTRATOR	TRANSFER AGENT
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA Maintains records of shares and supervises the payment of dividends

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PARTICIPATING INSURANCE COMPANIES AND SELLING AGENTS
Advise current and prospective contract holders on Fund investments

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CONTRACT HOLDERS

56	Variable Trust Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management managed over $106 billion in assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for the Discovery Fund, Opportunity Fund and Small/Mid Cap Value Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Advisers

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Funds (except the C&B Large Cap Value Fund, International Core Fund, Large Company Core Fund and Large Company Growth Fund), and in this capacity is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed over $129 billion in assets.

Cooke & Bieler, L.P. (“Cooke & Bieler”), a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951. Cooke & Bieler is the sub-adviser for the C&B Large Cap Value Fund, and thereby responsible for the day-to-day investment management responsibilities of the Fund. As of December 31, 2004, Cooke & Bieler managed approximately $5.4 billion in assets.

Matrix Asset Advisors, Inc. (“Matrix”), located at 747 Third Avenue, 31st Floor, New York, NY 10017, is the investment sub-adviser for the Large Company Core Fund. Matrix is a registered investment adviser that provides investment advisory services to the Matrix Advisors Value Fund, individuals, endowments, and pension accounts. As of December 31, 2004, Matrix managed over $1.5 billion in assets.

Variable Trust Prospectus	57

Organization and Management of the Funds

New Star Institutional Managers Limited (“New Star”), located at 1 Knightsbridge Green, London, SW1X 7NE, England, is a London-based U.S.-registered investment adviser. New Star sub advises the International Core Fund. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients. As of December 31, 2004, New Star managed over $8.6 billion in assets.

Peregrine Capital Management, Inc. (“Peregrine”), a wholly owned subsidiary of Wells Fargo & Company, located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth Fund, and in this capacity is responsible for the day-to-day investment management activities of the Fund. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans and 401(k) plans, foundations and endowments. As of December 31, 2004, Peregrine managed over $13.4 billion in assets.

The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to WFVT’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Distribution Plan

We have adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to prospective beneficial owners of the Funds’ shares, and the payment of compensation to Participating Insurance Companies. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. These fees are paid out of the Funds’ assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and distribution disbursing services to the Funds.

58	Variable Trust Prospectus

Investing in the Funds

Shares of WFVT are not offered directly to the general public. The Trust currently offers its shares to separate accounts of various life insurance companies as funding vehicles for certain VA Contracts and VLI Policies (“variable contracts”) issued through the separate accounts by such life insurance companies. Many of the separate accounts are registered as investment companies with the SEC. When shares of WFVT are offered as a funding vehicle for variable contracts issued through such a separate account, a separate prospectus describing the separate account and the variable contracts being offered through it will accompany this prospectus. When WFVT offers shares as funding vehicles for variable contracts issued through a separate account that is not registered as an investment company, a separate disclosure document (rather than a prospectus) describing the separate account and the variable contracts being offered through it will accompany this prospectus. In the future, WFVT may offer its shares directly to qualified pension and retirement plans.

WFVT has entered into an agreement with the life insurance company sponsor of each separate account (a “participation agreement”) setting forth the terms and conditions pursuant to which the insurer will purchase and redeem shares of the Funds. In the event that WFVT offers shares of one or more Funds to a qualified pension or retirement plan, it likely will enter into a similar participation agreement. The discussion that follows reflects the terms of WFVT’s current participation agreements (which do not differ materially from one another).

Shares of the Funds are sold in a continuous offering to the separate accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more sub-accounts of the separate accounts and the assets of each such sub-account are invested in the shares of the Fund corresponding to that sub-account. The separate accounts purchase and redeem shares of the Funds for their sub-accounts at each share’s NAV without sales or redemption charges.

For each day on which a Fund’s net asset value is calculated, the separate accounts transmit to WFVT any orders to purchase or redeem shares of the Fund based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners that have been processed on that day. The separate account purchases and redeems shares of each Fund at the Fund’s NAV per share calculated as of that day (i.e., the day the separate account processes contract owner transactions), although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of a proper redemption order, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners, or between the interests of owners of variable contracts issued by different insurance companies or through different separate accounts. A potential for certain conflicts exists between the interests of variable contract owners and participants in a qualified pension or retirement plan that might invest in the Funds. To the extent that such classes of investors are invested in the same Fund when a conflict of interest arises that might involve the Fund, one or more such classes of investors could be disadvantaged. WFVT currently does not foresee any such disadvantage to owners of variable contracts. Nonetheless, the Board of Trustees of WFVT will monitor the Funds for the existence of any irreconcilable material conflicts of interests. If such a conflict affecting owners of variable contracts is determined to exist, then each life insurance company sponsoring a separate account investing the Fund will, to the extent reasonably practicable, take such action as is necessary to remedy the conflict or eliminate the conflict as it affects owners of variable contracts it has issued. If such a conflict were to occur in connection with a Fund, one or more insurance companies might be required to withdraw the investments of one or more of its separate accounts from the Fund or to substitute shares of another mutual fund (including another Fund) for those it holds of the Fund. This might force the Fund to sell portfolio securities at a disadvantageous price.

Variable Trust Prospectus	59

Investing in the Funds

With regard to Fund matters for which the 1940 Act requires a shareholder vote, life insurance companies sponsoring a separate account holding shares of a Fund vote such shares in accordance with instructions received from owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that separate account. Each share has one vote and votes are counted on an aggregate basis except as to matters where the interests of the Funds differ (such as approval of an investment advisory agreement or a change in a Fund’s fundamental policies). In such a case, the voting is on a Fund-by-Fund basis. Fractional shares are counted. Shares held by a separate account for which no instructions are received are voted by the insurance company sponsor of the account, for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received.

60	Variable Trust Prospectus

Other Information

Income and Gain Distributions

Each Fund is treated separately in determining the amounts of distributions of any net investment income and realized net capital gains payable to its shareholders. A distribution is automatically reinvested on the payment date in additional Fund shares at NAV or paid in cash at the election of the Participating Insurance Company.

The Total Return Bond and Money Market Funds declare distributions of any net investment income daily and make them monthly. The Asset Allocation, Equity Income and C&B Large Cap Value Funds declare and make distributions of any net investment income quarterly. All other Funds declare and make distributions of any net investment income annually. The Funds make any realized net capital gain distributions at least annually.

Taxes

For federal income tax purposes, each Fund is treated as a separate entity. Each Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, and will meet certain diversification requirements applicable to mutual funds underlying variable contracts. By so qualifying, a Fund should have little or no liability for federal income taxes if it distributes substantially all of its net investment income and net realized capital gains to the separate accounts each year.

Since the separate accounts are the only shareholders of WFVT, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of variable contracts, see the accompanying contract prospectus or disclosure document.

Pricing Fund Shares:

•	We determine the NAV of each Fund’s shares, except the Money Market Fund, each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV for the Money Market Fund each business day at 12:00 p.m. (ET). We determine the NAV by subtracting each Fund’s liabilities from its total assets, and then dividing the result by the total number of outstanding shares.

•	The non-money market Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday. The Money Market Fund is open for business Monday through Friday, and generally is closed on federal bank holidays.

•

Each Fund’s investments, except the Money Market Fund, are generally valued at current market prices. The Money Market Fund’s investments are valued using the amortized cost method. For the non-money market Funds, securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current

Variable Trust Prospectus	61

Other Information

value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	In addition to payments made by the Funds for distribution and shareholder servicing, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders.

In return for these payments, the Funds may receive certain marketing or servicing advantages including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. Additionally, the Funds and their shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC- required communications; and providing the types of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus - like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Funds’ Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

•	The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

62	Variable Trust Prospectus

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing excessive trading risks.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. Though each separate account typically either purchases or redeems shares of its corresponding Fund each day, WFVT does not consider such transactions disruptive to a Fund unless they are large in relation the Fund’s size and not the random result of net variable contract owner transactions in the separate account. However, WFVT considers large purchases or redemptions of shares resulting from contract owners engaging in: (1) “market timing,” (2) arbitrage based on a lag in reflecting changes in the value of certain portfolio securities, and (3) other trading strategies that entail the rapid or frequent transfers of variable contract value from one sub-account of a separate account to another, to be disruptive and excessive and will take appropriate action to deter such trading including adoption of specific procedures appropriate to the circumstances. Current procedures include ones designed to ensure that each insurance company sponsor of a separate account has effective policies and procedures operating to identify and deter excessive trading by owners of its variable contracts. In addition to adopting additional procedures, WFVT may take other actions to stop excessive trading such as ceasing sales of additional shares of one or more Funds to a separate account through which offending contract owners are operating. In such an event, all other owners of variable contracts issued through that separate account would be disadvantaged. Because procedures adopted to deter, or actions taken to stop, excessive trading may be particular to the separate account and insurance company sponsor in question and be the subject of negotiation, WFVT may not take such action on a uniform basis for all separate accounts or insurance companies.

Excessive trading may give rise to conflicts of interest between owners of different types of variable contracts and/or owners of variable contracts issued by different insurance companies that offer the Funds as investment options under their contracts.

Because WFVT and its distributor receive purchase and redemption orders through the separate accounts and do not have access to underlying transactions of variable contract owners, they must rely on the insurance company sponsor of a separate account to identify and deter particular variable contract owners engaging in excessive trading. While the insurance company sponsor of each separate account has represented to us that it has policies and procedures to identify and deter excessive trading by its variable contract owners, WVFT and its distributor do not control the insurance company sponsor’s enforcement of those policies and procedures and cannot guarantee its success at identifying and deterring excessive trading. For example, owners of variable contracts (and their agents) have in the past been adept at evading “market timing” controls established by insurance companies issuing variable contracts. In addition, excessive trading is sometimes the result of variable contract value transfer activity by brokers, financial planners, or other agents of the issuing insurance company acting on behalf of more than one contract owner. In these situations, it may be particularly difficult to detect such trading. Therefore an investment in any of the Funds is subject to the risks of excessive trading.

Variable Trust Prospectus	63

Portfolio Managers

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

Mark Beale

International Core Fund since 2004

Mr. Beale joined New Star in 1982 and is the lead Portfolio Manager for New Star’s international equity product. He has 22 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s research and stock selection within the U.S. market. He earned a B.A. degree in Economic History from the University of Sussex, England.

Galen G. Blomster, CFA

Asset Allocation Fund since 2002

Mr. Blomster co-manages the Asset Allocation Fund and is a Principal with Wells Capital Management. He joined Wells Capital Management in 1998 as a Vice President and Director of Research and simultaneously held his position as a portfolio manager at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Blomster manages numerous portfolios for Wells Capital Management using asset allocation models that he developed, including the model used in managing the Asset Allocation Fund. He has worked in an investment management capacity for Norwest or its affiliates since 1977. Mr. Blomster earned his B.S. degree in Dairy and Food Sciences from the University of Minnesota and his M.S. and Ph.D. degrees in Applied Economics from Purdue University.

Marie Chandoha

Total Return Bond Fund since 1999

Ms. Chandoha co-manages the Total Return Bond Fund. Ms. Chandoha joined Wells Capital Management in 2003 as a Portfolio Manager. Ms. Chandoha began her investment career in 1983. Prior to joining Wells Capital Management, Ms. Chandoha was a portfolio manager and co-head of the Fixed Income Fund Group at Montgomery Asset Management (“Montgomery”) since joining the firm in 1999. From 1996 to 1999, she was chief bond strategist at Goldman Sachs, where she advised institutional clients on optimal asset allocation strategies in the U.S. bond market. From 1994 to 1996, she was managing director of global fixed-income and economics research at Credit Suisse First Boston, where she managed the global bond and economics research department. Ms. Chandoha is a Phi Beta Kappa graduate of Harvard University, with a B.A. degree in Economics.

John S. Dale, CFA

Large Company Growth Fund since 1999

Mr. Dale joined Peregrine in 1987 as a Senior Vice President and Portfolio Manager. He founded this strategy in 1983 and has managed large company growth portfolios since 1971. Prior to joining Peregrine, Mr. Dale had been associated with Norwest Bank and its affiliates since 1968. Mr. Dale earned his B.A. degree in Marketing from the University of Minnesota.

Gary J. Dunn, CFA

Equity Income Fund and its predecessor since 1994

Mr. Dunn joined Wells Capital Management in 1998 as a Principal for its equity income team. Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Dunn formerly was the Director of Institutional Investments of Norwest Investment Management. He had been associated with Norwest or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn earned a B.A. degree in Economics from Carroll College.

64	Variable Trust Prospectus

David A. Katz, CFA

Large Company Core Fund and its predecessor since 2005

Mr. Katz is the President and Chief Investment Officer of Matrix. Mr. Katz chairs the Investment Policy Committee and is also a portfolio manager and research analyst. He has managed the Matrix Advisors Value Fund from 1996 until the present. After initially working at Management Asset Corporation (Westport, CT), Mr. Katz co-founded Value Matrix Management with John M. Gates in 1986. He served as the firm’s Senior Vice President and Chief Investment Officer and was Head of the Investment Policy Committee. In 1990 he merged Value Matrix Management into Matrix Asset Advisors. He earned his B.A. degree in Economics, summa cum laude, from Union College and his M.B.A. degree, with a concentration in Finance, from New York University Graduate School of Business.

James M. Leach, CFA

Discovery Fund and its predecessor since 2001

Mr. Leach joined Wells Capital Management as a Portfolio Manager in 2005. Prior to joining Wells Capital Management, he was a portfolio manager at Strong Capital Management, Inc. (“SCM”) since October 2000, co-managing the Strong Discovery Fund and institutional mid-cap equity accounts. From April 1999 to October 2000, Mr. Leach was responsible for assisting in the portfolio management and research effort for Conseco Capital Management’s (“CCM”) equity portfolios. Mr. Leach earned his bachelor’s degree in Mechanical Engineering from the University of California, Santa Barbara and his M.B.A. degree in finance from New York University’s Stern School of Business.

Richard Lewis

International Core Fund since 2004

Mr. Lewis joined New Star in 1989. He has 20 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s European Equity group. Prior to joining the firm, Mr. Lewis was with Carpel-Cure Myers Capital Management Ltd. in London where he was an equity investment manager and strategist. He earned a B. Sc. degree in Economics and Statistics from Bristol University, England.

Jeffrey P. Mellas

Asset Allocation Fund since 2003

Mr. Mellas co-manages the Asset Allocation Fund. He joined Wells Capital Management in 2003 as Managing Director of Quantitative Asset Management and Portfolio Manager, with over 16 years of investment management experience. Prior to joining Wells Capital Management, Mr. Mellas was with Alliance Capital Management (“Alliance”) since 1995, as Vice President and Global Portfolio Strategist responsible for managing over $300 million in international pension assets. He was also the primary spokesperson for Alliance’s domestic and international equity and fixed income strategies. Prior to joining Alliance, he was an associate group manager at Prudential Insurance. Mr. Mellas earned his B.A. degree in Economics from the University of Minnesota and his M.B.A. degree in Finance and International Business from New York University. He also completed the International Management Program at Hâute Etudes Commerçiales, Paris, France.

Ann M. Miletti

Opportunity Fund and its predecessor since 2001

Ms. Miletti joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to joining Wells Capital Management she was a portfolio manager with SCM since 2001. From August 1998 to September 2001, Ms. Miletti was an associate manager of equity accounts. In October 2001, she was named co-portfolio manager of the Strong Opportunity Fund, the Fund’s predecessor fund. Ms. Miletti earned her B.A. degree in Education from the University of Wisconsin.

Variable Trust Prospectus	65

Portfolio Managers

Gary E. Nussbaum, CFA

Large Company Growth Fund since 1999

Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios. Mr. Nussbaum earned his B.A. degree in Finance and his M.B.A. degree from the University of Wisconsin.

Thomas O’Connor, CFA

Total Return Bond Fund since 2003

Mr. O’Connor co-manages the Total Return Bond Fund. He joined Wells Capital Management in 2003 as a portfolio manager responsible for identifying value in mortgages. From 2000 to 2003, Mr. O’Connor was a portfolio manager in the Fixed Income Division of Montgomery Asset Management. Prior to that time, Mr. O’Connor was a senior portfolio manager in charge of agency mortgages at Vanderbilt Capital Advisors (formerly ARM Capital Advisors). Previously, Mr. O’Connor was a senior trader of agency mortgages in both a proprietary and market-making role at the Union Bank of Switzerland. He was also a senior trader at First Boston and Smith Barney. Mr. O’Connor is a member of the Association for Investment Management and Research (AIMR). He earned his B.S. degree in Finance from the University of Vermont.

Thomas J. Pence, CFA

Discovery Fund and its predecessor since 2001

Mr. Pence joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to joining Wells Capital Management he was a portfolio manager with SCM since October 2000. Prior to joining SCM, Mr. Pence served as Senior Vice President and Chief Equity Investment Officer of Conseco Capital Management where he was responsible for managing all tax-exempt and taxable mid-cap equity portfolios as well as various mutual funds with the Conseco Fund Group. Mr. Pence earned a B.S. degree in Business from Indiana University and his M.B.A. degree in Finance with honors from the University of Notre Dame.

Jerome “Cam” Philpott, CFA

Small Cap Growth Fund since 2003

Mr. Philpott co-manages the Small Cap Growth Fund. Mr. Philpott joined Wells Capital Management in 2003 as a Portfolio Manager. Prior to joining Wells Capital Management, Mr. Philpott was a portfolio manager with Montgomery, which he joined in 1991 as an analyst for the Small Cap Equity team. Prior to joining Montgomery, Mr. Philpott served as a securities analyst with Boettcher & Company and a general securities analyst at Berger Associates, Inc., an investment management firm. Mr. Philpott earned his B.A. degree in Economics from Washington and Lee University and his M.B.A. degree from the Darden School at the University of Virginia.

I. Charles Rinaldi

Small/Mid Cap Value Fund and its predecessor since 2001

Mr. Rinaldi joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to joining Wells Capital Management he was a portfolio manager with SCM since 1997. Prior to joining SCM, he was with Mutual of America Capital Management Corporation where he was senior vice president and portfolio manager. He began his investment career at Merrill Lynch Capital Markets where he was a security analyst. He has also been employed by Glickenhaus & Company, Lehman Management Co., Arnold and S. Bleichroeder, and Gintel & Co., as a portfolio manager. Mr. Rinaldi earned a B.A. degree in Biology from St. Michael’s College and his M.B.A. degree in Finance from Babson College.

66	Variable Trust Prospectus

David L. Roberts, CFA

Equity Income Fund and its predecessor since 1994

Mr. Roberts co-manages the Equity Income Fund and co-managed the predecessor portfolio since 1994, and also managed the predecessor’s predecessor collective investment trust since 1986. Mr. Roberts also co-manages the Equity Value Fund. He joined Wells Capital Management in 1998 as the Equity Income Managing Director and simultaneously held this position at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980, and was promoted to Vice President in 1982. He earned a B.A. degree in Mathematics from Carroll College.

Stuart Roberts

Small Cap Growth Fund and its predecessor since 2003

Mr. Roberts co-manages the Small Cap Growth Fund. Mr. Roberts joined Wells Capital Management in 2003 as a Portfolio Manager. Prior to joining Wells Capital Management, Mr. Roberts was a senior portfolio manager with Montgomery where he managed the Small Cap Growth Fund since its inception in 1990. He has focused on small-cap growth investments since 1983. Prior to joining Montgomery, Mr. Roberts was vice president and portfolio manager at Founders Asset Management, where he was responsible for three separate growth-oriented small-cap mutual funds. He earned his M.B.A. degree from the University of Colorado and a B.A. degree in Economics from Bowdoin College.

William Stevens

Total Return Bond Fund since 1997

Mr. Stevens co-manages the Total Return Bond Fund. Mr. Stevens joined Wells Capital Management in 2003 as a Portfolio Manager. Mr. Stevens began his investment career in 1984. Prior to joining Wells Capital Management, Mr. Stevens directed Montgomery’s Fixed-Income team since joining that firm in 1992. Mr. Stevens also served as Montgomery’s president and chief investment officer. Prior to Montgomery, he was responsible for starting the collateralized mortgage obligation and asset-backed securities trading department at Barclays de Zoete Wedd Securities. Previously, he headed the structured product department at Drexel Burnham Lambert, which included both origination and trading. Mr. Stevens is a Phi Beta Kappa graduate of Wesleyan University, where he earned a B.A. degree in Economics and earned his M.B.A. degree from the Harvard Business School.

Richard T. Weiss

Opportunity Fund and its predecessor since 1992

Mr. Weiss joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to joining Wells Capital Management he was a portfolio manager with SCM since 1991 and Vice Chairman of Strong Financial Corporation, SCM’s parent corporation since 2001. Prior to joining SCM he was with Stein Roe & Farnham, where he began his investment career as a research analyst in 1975, and served as a portfolio manager from 1981 to 1991. He earned a B.A. degree in Business Administration at the University of Southern California and his M.B.A. degree in Business Administration with distinction from the Harvard Graduate School of Business Administration.

Variable Trust Prospectus	67

Portfolio Managers

C&B Tax-Managed Value Fund

This Fund is managed by a team of investment professionals at Cooke & Bieler. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. No member of the team has any limitations on their role.

Kermit S. Eck, CFA

C&B Large Cap Value Fund and its predecessor since 1992

Mr. Eck joined Cooke & Bieler in 1980 and left in 1984 to become Director of Product Marketing for Eczel Corp. From 1987 to 1992, he served as Executive Vice President of Keystone Natural Water. He rejoined Cooke & Bieler in 1992 and currently is a Partner, Portfolio Manager and Research Analyst. Mr. Eck earned a B.S. degree in Computer Science from Montana State University and an M.B.A. degree from Stanford University.

Michael M. Meyer, CFA

C&B Large Cap Value Fund and its predecessor since 1993

Mr. Meyer began his career at Sterling Capital Management (“Sterling”) as an Equity Analyst and Head Equity Trader. He joined Cooke & Bieler in 1993 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. Meyer earned his B.A. degree in Economics at Davidson College and his M.B.A. degree from the Wharton School of Business.

James R. Norris

C&B Large Cap Value Fund and its predecessor since 1998

Mr. Norris spent nearly ten years with Sterling as Senior Vice President of Equity Portfolio Management. He joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. Norris earned his B.S. degree in Management at Guilford College and his M.B.A. degree from the University of North Carolina.

Edward W. O’Connor, CFA

C&B Large Cap Value Fund and its predecessor since 2002

Mr. O’Connor spent three years at Cambiar Investors (“Cambiar”) in Denver, Colorado where he served as an equity analyst and portfolio manager and participated in Cambiar’s 2001 management buyout. He joined Cooke & Bieler in 2002 where he is currently a Portfolio Manager and Research Analyst. Mr. O’Connor earned his B.A. degree in Economics and Philosophy at Colgate University and his M.B.A. degree from the University of Chicago.

R. James O’Neil, CFA

C&B Large Cap Value Fund and its predecessor since its inception in 1990

Mr. O’Neil served as an Investment Officer in the Capital Markets Department at Mellon Bank beginning in 1984. He joined Cooke & Bieler in 1988 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. O’Neil earned his B.A. degree in Economics at Colby College and his M.B.A. degree from the Harvard School of Business.

Mehul Trivedi, CFA

C&B Large Cap Value Fund and its predecessor since 1998

Mr. Trivedi was a fixed income analyst at Blackrock Financial Management and then a product manager at PNC Asset Management. He joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. Trivedi earned his B.A. degree in International Relations at the University of Pennsylvania, a B.S. degree in Economics at the Wharton School of Business and his M.B.A. degree from the Wharton School of Business.

68	Variable Trust Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Business Day

Any day the New York Stock Exchange is open is a business day for the non-money market Funds. The Money Market Fund is open for business Monday through Friday and generally is closed on federal bank holidays.

Capital Appreciation

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Commercial Paper

Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial paper typically is of high credit quality and offers below market interest rates.

Convertible Debt Securities

Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth. See also “total return.”

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized net capital gain and/or capital made by a fund to its shareholders.

Diversified

A diversified fund, as defined by the 1940 Act, is one that invests in cash, government securities, other investment companies and no more than 5% of its

Variable Trust Prospectus	69

Glossary

total assets in a single issuer. These policies must apply to 75% of the fund’s total assets. Non-diversified funds are not required to follow such investment policies.

Dollar-Denominated

Securities issued by foreign banks, companies or governments in U.S. dollars.

Dollar Rolls

Similar to a reverse Repurchase Agreement, dollar rolls are simultaneous agreements to sell a security held in a portfolio and to purchase a similar security at a future date at an agreed-upon price.

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Effective Duration

A measure of the percentage change in the price of a bond for small changes in interest rates, taking into account the exercise of any embedded options, such as call provisions. Duration is usually expressed in years.

Emerging Market Securities

Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

Emerging Markets

Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an “emerging” stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less-stable currencies than markets in the developed world.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Hedge

Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the fund.

Initial Public Offering

The first time a company’s stock is offered for sale to the public.

Investment-Grade Debt Securities

A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

70	Variable Trust Prospectus

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Portfolio Turnover Rate, Turnover Ratio

The percentage of securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed-upon price and time.

Reverse Repurchase Agreements

A sale by a fund of securities it holds with an agreement by the fund to repurchase the same securities at an agreed-upon price and date.

Russell 2000 Index

An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 Index is considered a small cap index.

Russell Midcap® Index

An index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index.

S&P, S&P 500 Index

Standard and Poor’s, a nationally recognized statistical ratings organization, publishes various indexes or lists of companies representative of sectors of the U.S. economy. The S&P 500 Index is a

Variable Trust Prospectus	71

Glossary

market capitalization-weighted, price-only index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market.

Selling Agent

A person who has an agreement with the fund’s distributors allowing the agent to sell a fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Stripped Mortgage-Backed Securities

Mortgage-backed securities in which the interest payments and the repayment of principal are separated and sold, individually, as securities.

Total Return

The annual return on an investment, including capital appreciation and distributions. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

72	Variable Trust Prospectus

WELLS FARGO

ADVANTAGE FUNDS

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email:wfaf@wellsfargo.com

Retail Investment Professionals: 888-877-9275

Institutional Investment Professionals: 888-765-0778

Web site: wellsfargo.com/advantagefunds

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222, or visit our Web site at

www.wellsfargo.com/advantagefunds

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Printed on Recycled paper

© 2005 Wells Fargo Funds Management, LLC. All rights reserved.

www.wellsfargo.com/advantagefunds

045VTF/P1410 (4/05)

ICA Reg. No. 811-09255

WELLS FARGO VARIABLE TRUST

Telephone: 1-800-222-8222

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2006

WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND

WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE FUND

WELLS FARGO ADVANTAGE VT DISCOVERY FUND

WELLS FARGO ADVANTAGE VT EQUITY INCOME FUND

WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND

WELLS FARGO ADVANTAGE VT LARGE COMPANY CORE FUND

WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH FUND

WELLS FARGO ADVANTAGE VT MONEY MARKET FUND

WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND

WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND

WELLS FARGO ADVANTAGE VT SMALL/MID CAP VALUE FUND

WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND

Wells Fargo Variable Trust (the “Trust”) is an open-end series, management investment company. This Statement of Additional Information (“SAI”) contains additional information about twelve of the series of the Trust — the Wells Fargo Advantage VT Asset Allocation, C&B Large Cap Value, Discovery, Equity Income, International Core, Large Company Core, Large Company Growth, Money Market, Opportunity, Small Cap Growth, Small/Mid Cap Value (formerly named “Multi Cap Value”) and Total Return Bond Funds (each, a “Fund” and collectively, the “Funds”). Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds offer a single class of shares.

This SAI is not a prospectus and should be read in conjunction with the Funds’ Prospectuses (“Prospectuses”), also dated April 11, 2005. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the Funds, except the Discovery, Small/Mid Cap Value and Opportunity Funds, which include the portfolios of investments and report of independent registered public accounting firm for the year ended December 31, 2004, are hereby incorporated by reference to the Funds’ Annual Report. The audited financial statements for the predecessor portfolios of the Discovery Fund, Small/Mid Cap Value and Opportunity Funds, which include the portfolios of investments and reports of independent registered public accounting firm for the year ended December 31, 2004, are hereby incorporated by reference to the Annual Reports of those predecessor portfolios. The Prospectuses and Annual Reports may be obtained without charge by visiting our website at www.wellsfargo.com/advantagefunds (except the predecessor portfolios’ Annual Reports), calling 1-800-222-8222 or by writing to Wells Fargo Advantage Funds, P.O. Box 8266, Boston, MA 02266-8266.

HISTORICAL FUND INFORMATION

On March 25, 1999, the Board of Trustees of Norwest Select Funds (“Norwest”), the Board of Trustees of Life & Annuity Trust (“Annuity Trust”) and the Board of Trustees of the Trust (the “Board” or “Trustees”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various Norwest and Annuity Trust portfolios to the Funds (the “Reorganization”). Prior to September 17, 1999, the effective date of the consolidation of the Funds and the Norwest and Annuity Trust portfolios, the Funds had only nominal assets.

In August 2004, the Board of Directors of the Strong family of funds (“Strong”) and the Board of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong portfolios into various Funds of the Trust. The effective date of the Reorganization was April 8, 2005.

The Funds described in this SAI were created either as part of the reorganization of the Annuity Trust Family of Funds, advised by Wells Fargo Bank, N.A. (“Wells Fargo Bank” or the “Custodian”), and the Norwest Family of Funds, advised by Norwest Investment Management, Inc. (“NIM”), into a single mutual fund complex, or the reorganization of Strong, advised by Strong Capital Management, Inc. (“SCM”), and the Wells Fargo Advantage Funds, advised by Wells Fargo Funds Management, LLC (“Funds Management” or the “Adviser”) into a single mutual fund complex. The Reorganization followed the merger of the advisers’ parent companies. The reorganization between Strong and the Wells Fargo Advantage Funds followed the acquisition of certain asset management arrangements of SCM by Wells Fargo & Company.

The chart below indicates the predecessor Annuity Trust, Norwest and Strong Funds, as applicable, that are the accounting survivors of the Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds	Predecessor Funds

Asset Allocation Fund	Annuity Trust Asset Allocation Fund

C&B Large Cap Value Fund	Annuity Trust Equity Value Fund

Discovery Fund	Strong Discovery Fund II

Equity Income Fund	Norwest Income Equity Fund

International Core Fund	N/A

Large Company Core Fund	Annuity Trust Growth Fund

Large Company Growth Fund	N/A

Money Market Fund	Annuity Trust Money Market Fund

Small/Mid Cap Value Fund	Strong Small/Mid Cap Value Fund II

Opportunity Fund	Strong Opportunity Fund II

Small Cap Growth Fund	Norwest Small Company Stock Fund

Total Return Bond Fund	N/A

The Asset Allocation Fund commenced operations on September 20, 1999, as successor to the Annuity Trust Asset Allocation Fund. The predecessor Annuity Trust Asset Allocation Fund commenced operations on April 15, 1994.

The C&B Large Cap Value Fund (formerly named the Equity Value Fund) commenced operations on September 20, 1999, as successor to the Annuity Trust Equity Value Fund. The predecessor Annuity Trust Equity Value Fund commenced operations on May 1, 1998. The C&B Large Cap Value Fund changed its name from the Equity Value Fund to the C&B Large Cap Value Fund effective April 11, 2005.

The Discovery Fund commenced operations on April 11, 2005, as successor to the Strong Discovery Fund II. The predecessor Strong Discovery Fund II commenced operations on May 8, 1992.

The Equity Income Fund commenced operations on September 20, 1999, as successor to the Norwest Income Equity Fund. The predecessor Norwest Income Equity Fund commenced operations on May 6, 1996.

The International Core Fund (formerly named the International Equity Fund) commenced operations on July 3, 2000. The International Core Fund changed its name from the International Equity Fund to the International Core Fund effective April 11, 2005.

The Large Company Core Fund (formerly named the Growth Fund) commenced operations on September 20, 1999, as successor to the Annuity Trust Growth Fund. The predecessor Annuity Trust Growth Fund commenced operations on

April 12, 1994. The Large Company Core Fund changed its name from the Growth Fund to the Large Company Core Fund effective April 11, 2005.

The Large Company Growth Fund commenced operations on September 20, 1999.

The Money Market Fund commenced operations on September 20, 1999, as successor to the Annuity Trust Money Market Fund. The predecessor Annuity Trust Money Market Fund commenced operations on May 19, 1994.

The Opportunity Fund commenced operations on April 11, 2005, as the successor to the Strong Opportunity Fund II. The predecessor Strong Opportunity Fund II commenced operations on May 8, 1992.

The Small Cap Growth Fund commenced operations on September 20, 1999, as successor to the Annuity Trust Strategic Growth Fund and the Norwest Small Company Stock Fund. For accounting purposes, the Norwest Small Company Stock predecessor portfolio is considered the surviving entity and the financial highlights shown for periods prior to September 20, 1999 are the financial highlights of the Norwest Small Company Stock Fund. The predecessor Norwest Small Company Stock Fund commenced operations on May 1, 1995.

The Small/Mid Cap Value Fund (formerly named the Multi Cap Value Fund) commenced operations on April 11, 2005, as the successor to the Strong Small/Mid Cap Value Fund II. The predecessor Strong Small/Mid Cap Value Fund II commenced operations on December 10, 1997.

The Total Return Bond Fund commenced operations on September 20, 1999. The Fund changed its name from the Corporate Bond Fund to the Total Return Bond Fund effective May 1, 2003.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies

Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

(1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal 25% of the current value of the Fund’s total assets, provided that there is no limitation with respect to investment in (i) securities issued or guaranteed by the United States Government, its agencies or instrumentalities, and (ii) in municipal securities;

(2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its assets, the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer. This policy does not restrict a Fund’s ability to invest in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

(3) borrow money except to the extent permitted under the 1940 Act, and the rules, regulations and any orders obtained thereunder;

(4) issue senior securities except to the extent permitted under the 1940 Act, and the rules, regulations and any orders obtained thereunder;

(5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets. For the purpose of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting;

(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

(8) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from purchasing or selling options and futures contracts, or from investing in securities or other instruments backed by physical commodities, and in the case of the Large Company Growth Fund, purchasing securities of an issuer which invests or deals in commodities or commodity contracts).

Non-Fundamental Investment Policies

Each Fund has adopted the following non-fundamental policies which may be changed by the Trustees of the Trust at any time without approval of such Fund’s shareholders.

(1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

(2) Each Fund, except the Money Market Fund, may not invest or hold more than 15% of the Fund’s net assets in illiquid securities. The Money Market Fund may not invest or hold more than 10% of the Fund’s net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3) Each Fund, except the Money Market Fund, may invest in futures or options contracts regulated by the Commodity Futures Trading Commission (“CFTC”) for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.

(4) Each Fund (i) will not hedge more than 50% of its total assets by selling futures contracts, buying put options, and writing call options (so-called “short positions”), (ii) will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund’s total assets, and (iii) will not buy call options with a value exceeding 5% of the Fund’s total assets.

(5) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund’s total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(6) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund’s investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

(7) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(8) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(9) Each Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

(10) Each Fund that is subject to Rule 35d-1 (the “Names Rule”) under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

Shareholders will receive at least 60 days notice of any change to a Fund’s non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General

Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

Set forth below are descriptions of certain investments and additional investment policies for the Funds. Not all of the Funds participate in all of the investment practices described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

Asset-Backed Securities

Certain Funds may purchase asset-backed securities unrelated to mortgage loans. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (“CARS”) and credit card receivables (“CARDS”). Payments of principal and interest on these asset-backed securities may be “passed through” on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security’s par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities. The Total Return Bond Fund may invest in securities backed by pools of mortgages. These investments are described under the heading “Mortgage-Related Securities.”

Bank Obligations

The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding (potentially confiscatory) and other taxes on all amounts realized on such securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”). Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

Bonds

Certain of the debt instruments purchased by the Asset Allocation Fund and the Total Return Bond Fund may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of “floating-rate” or “variable-rate” bonds, on the other hand, fluctuates much less in response to market interest rate movements than the value of fixed rate bonds.

Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Borrowing

The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

Closed-End Investment Companies

Certain Funds may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. The Funds will invest in such companies when, in the adviser’s judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

Commercial Paper

The Funds may invest in commercial paper (including variable-amount master demand notes, see “Floating and Variable Rate Obligations” below) which refers to short-term, unsecured promissory notes issued by corporations, financial institutions, and similar instruments issued by government agencies and instrumentalities to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Investments by the Funds in commercial paper will generally consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization (“NRSRO”). Commercial paper may include variable- and floating-rate instruments.

Convertible Securities

Certain Funds may invest in convertible securities that provide current income and are issued by companies that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer’s capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer’s common stock through the conversion feature. Fluctuations in the convertible security’s price can reflect changes in the market value of the common stock or changes in market interest rates. At most, 5% of each Fund’s net assets will be invested, at the time of purchase, in convertible securities that are not rated in the four highest rating categories by one or more NRSROs, such as Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Group (“S&P”), or unrated but determined by the adviser to be of comparable quality.

Custodial Receipts for Treasury Securities

The Funds may purchase participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Derivative Securities

Certain Funds may invest in various instruments that may be considered “derivative securities,” securities that derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate, including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators (“References”) or the relative change in two or more References. Futures contracts and options transactions are also considered types of derivative securities, and are described more fully under the heading “Futures Contracts and Options Transactions” below.

A Fund often invests in derivative securities as a “hedge” against fluctuations in the value of the other securities in that Fund’s portfolio, although a Fund may also invest in certain derivative securities for investment purposes only. While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund’s portfolio does not follow the adviser’s expectations. If the adviser’s expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund’s investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the Fund to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer’s credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with the Funds’ investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

Additional risks of derivative securities include: the risk of the disruption of the Fund’s ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (i.e., exposure to adverse price changes).

The adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund’s investment objective, does not expose a Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board concerning the use of derivatives.

A Fund’s use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in “illiquid securities,” including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate “cover” in compliance with the U.S. Securities and Exchange Commission (“SEC”) rules limiting the use of leverage.

Dollar Roll Transactions

Certain Funds may enter into “dollar roll” transactions wherein the Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from the Fund under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. The Fund will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Emerging Market Securities

Certain Funds may invest in equity securities of companies in “emerging markets.” Such Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world’s major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Funds may invest in American Depositary Receipts (“ADRs”), Canadian Depositary Receipts (“CDRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”) of such issuers.

Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan, and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

There are special risks involved in investing in emerging market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging market countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

Furthermore, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Amounts realized on foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

Fixed-Income Securities

Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the Fund, such as those rated “Baa” by Moody’s and “BBB” by S&P and Fitch Investors Service, Inc. (“Fitch”) may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Securities which are rated “Baa” by Moody’s are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody’s to have speculative characteristics. Securities rated “BBB” by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. Securities rated “BBB” by Fitch are considered investment-grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security.

Floating- and Variable-Rate Obligations

Certain Funds may purchase floating- and variable-rate obligations, such as demand notes and bonds and may also purchase certificates of participation in such instruments. For the Money Market Fund, these obligations may have stated maturities in excess of 397 days to the extent permitted by Rule 2a-7 under the 1940 Act. They may permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days.

Variable-rate Demand Obligations. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each such Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund’s portfolio. No Fund will invest more than 15%, and the Money Market Fund will not invest more than 10%, of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, if an active secondary market exists. Floating- and variable-rate instruments are subject to interest rate risk and credit risk.

The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Foreign Securities and Obligations

Certain Funds may invest in foreign company stocks which may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer’s home country. Concentrated investment in any single country, especially a less developed country, would make the Fund’s value more sensitive to economic, currency and regulatory changes within that country.

Certain Funds may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which the Funds may invest may be subject to foreign withholding and other taxes that could reduce the return on these obligations. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject.

Certain Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

Certain Funds may enter into currency forward contracts (“forward contracts”) to attempt to minimize the risk to a Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

Certain Funds may also invest in foreign securities through ADRs, CDRs, EDRs, IDRs and GDRs or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

For temporary defensive purposes, the Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

Forward Commitment, When-Issued and Delayed-Delivery Transactions

Certain Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

Each such Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund’s commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

Futures Contracts and Options Transactions

In General. Certain Funds may enter into and engage in futures contracts and options transactions as discussed below. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer’s futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value (“NAV”) of the relevant Fund.

The Trust has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) in accordance with Rule 4.5 of the CEA, and therefore, the Trust is not subject to registration or regulation as a commodity pool operator under the CEA.

Certain Funds may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Funds’ futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

Initially, when purchasing or selling futures contracts a Fund will be required to deposit with the Custodian in the broker’s name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At anytime prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

Certain Funds may engage in futures contract sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, security prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

Stock Index Options. Certain Funds may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund’s portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund’s Custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

Stock Index Futures and Options on Stock Index Futures. Certain Funds may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Foreign Currency Futures Contracts and Foreign Currency Transactions. Certain Funds may invest in foreign currency futures contracts and foreign currency transactions which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see “Foreign Obligations and Securities” above). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price, will be secured by margin deposits, are regulated by the CFTC and are traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

Certain Funds may invest in foreign currency transactions. Foreign currency transactions, such as forward foreign currency exchange contracts, are also contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. Despite these differences, foreign currency futures contracts and foreign currency transactions (together, “Currency Futures”) entail largely the same risks, and therefore the remainder of this section will describe the two types of securities together.

Because the Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

A Fund will purchase and sell Currency Futures in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a Currency Future as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a Currency Future to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These Currency Futures will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

The use of Currency Futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of Currency Futures strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser’s judgment will be accurate. The use of Currency Futures also exposes a Fund to the general risks of investing in futures contracts: the risk of an illiquid market for the Currency Futures, the risk of exchange-imposed trading limits, and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its Currency Futures investments.

Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. Certain Funds may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest-rate futures and price movements in the Funds’ portfolio securities which are the subject of the transaction.

Interest-Rate and Index Swaps. Certain Funds may enter into interest-rate and index swaps in pursuit of its investment objective. Interest-rate swaps involve the exchange by the Fund with another party of its commitment to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Funds. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive.

Future Developments. Certain Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Fund’s investment objective and legally permissible for the Fund.

High Yield/Lower-Rated Debt Securities

The Total Return Bond Fund may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (also known as high-yield securities or “junk bonds”). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated debt securities may be less liquid and more difficult to value than higher-rated securities.

The market values of certain high yield/lower-rated debt and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, issuers of high yield/lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default by such issuers is significantly greater because high yield/lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield/lower-rated debt and comparable unrated securities may diminish the Fund’s ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Although the general market for high yield/lower-rated debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Illiquid Securities

Certain Funds may invest in securities not registered under the Securities Act of 1933, as amended (the “1933 Act”) and other securities subject to legal or other restrictions on resale, and for which there may not be a readily available market and which may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund. Each Fund, except the Money Market Fund, may invest or hold up to 15% of its net assets in illiquid securities. The Money Market Fund may invest or hold up to 10% of its net assets in such securities.

Initial Public Offerings

Certain Funds may also invest in smaller companies and initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Letters of Credit

Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

Loans of Portfolio Securities

Each Fund, except the Money Market Fund, may lend its portfolio securities pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds’ investment adviser. Pursuant to an exemptive order granted by the SEC, the Custodian is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Money Market Instruments and Temporary Investments

The Funds may invest in high-quality money market instruments, including: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers’ acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii)

commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1–” by S&P, or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

Mortgage-Related Securities

The Total Return Bond Fund may invest in mortgage-related securities (also known as mortgage pass-through securities), which represent interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage-related securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Collateralized mortgage obligations, adjustable rate mortgages and mortgage participation certificates are the primary types of mortgage-related securities utilized by the Fund.

Collateralized Mortgage Obligations (“CMOs”). The Fund may invest in investment-grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) or Federal National Mortgage Association (“FNMA”). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

Adjustable Rate Mortgages (“ARMs”). The Fund may invest in ARMs issued or guaranteed by a government agency such as the GNMA, FNMA or FHLMC, or by a private issuer. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while-e FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high-quality investments that present minimal credit risks. The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, whereas those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. The yields provided by ARMs issued by a government agency have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

The Fund may also invest in ARMs offered by private issuers. These securities generally offer a higher rate of interest, but also involve greater credit and interest rate risk than U.S. Government agency issued ARMs because they offer no direct or indirect governmental guarantees. However, many private issuers or servicers of ARMs guarantee or provide insurance for timely payment of interest and principal.

Mortgage Participation Certificates. The Fund also may invest in mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”), both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. Mortgage participation certificates differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

Other Mortgage-Related Securities. As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with the Fund’s investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Prepayment and Extension Risk. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the yield of the Fund. Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may also expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

Interest Rate Risk. The interest rates on the underlying mortgages of mortgage-related securities generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The NAV of the Fund’s shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Fund or if the Fund sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

Other Investment Companies

The Funds, except the Money Market Fund, may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Funds’ non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company (“3% Limit”), (ii) 5% of such Fund’s total assets with respect to any one investment company and (iii) 10% of such Fund’s total assets. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

iShares: The Funds may invest in iShares Trust and iShares, Inc. (“iShares”) which are registered investment companies that consist of numerous separate series (each an “iShares Fund”), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

The International Core Fund is authorized to purchase shares of an iShares Fund in excess of the 3% Limit noted above. Although the Fund may invest in an iShares Fund in excess of the 3% Limit, it may not purchase shares of any iShares Fund if, after such purchase, it would own more than 20% of the outstanding shares of the iShares Fund.

Participation Interests

The Funds may purchase participation interests in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

Privately Issued Securities

Certain Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are “illiquid” are subject to the Fund’s policy of not investing more than 15% (10% for the Money Market Fund) of net assets in illiquid securities. The adviser, as appropriate, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements

The Funds may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. All repurchase agreements will be fully “collateralized,” as defined in or under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund’s disposition of the security may be delayed or limited.

A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% (or 10% for the Money Market Fund) of the market value of such Fund’s total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other Funds that are advised by the adviser.

Reverse Repurchase Agreements

Certain Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales

A short sale is a transaction in which a fund sells a security it does not own in anticipation of a decline in market price. When a fund makes a short sale, the proceeds it receives are retained by the broker until the fund replaces the borrowed security. In order to deliver the security to the buyer, the fund must arrange through a broker to borrow the security and, in so doing, the fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales “against the box” means that the fund owns the securities, which are placed in a segregated account until the transaction is closed out.

The value of securities of any issuer in which a fund maintains a short position that is not “against the box” may not exceed the lesser of 5% of the value of the fund’s net assets or 5% of the securities of such class of the issuer. A fund’s ability to enter into short sales transactions is limited by the requirements under the 1940 Act.

Short sales by a Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If a fund makes a short sale “against the box,” the fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the portfolio manager believes that the price of a security may decline, causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for such security. In such case, any future losses in the fund’s long position would be reduced by a gain in the short position.

In view of the Securities and Exchange Commission (“SEC”), a short sale involves the creation of a “senior security” as such term is defined under the 1940 Act, unless the sale is “against the box” and the securities sold are placed in a segregated account (not with the broker), or unless the Fund’s obligation to deliver the securities sold short is “covered” by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

To avoid limitations under the 1940 Act on borrowing by investment companies, short sales by each Fund will be “against the box,” or the Fund’s obligation to deliver the securities sold short will be “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

Small Company Securities

Investments in small capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies’ securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

Investment in small, unseasoned issuers generally carries greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

Stripped Securities

The Total Return Bond Fund may purchase Treasury receipts, securities of government-sponsored enterprises (“GSEs”), stripped mortgage-backed securities (“SMBS”) and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government, mortgage and other obligations. The stripped securities the Fund may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Fund are not subject to prepayment or extension risk. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS that are structured to receive interest only are extremely sensitive to changes in prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBS that receive principal only.

The Fund may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Synthetic Convertible Securities

Certain Funds may invest in “synthetic” convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or S&P’s and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Unrated Investments

Certain Funds may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectuses and in this SAI. The ratings of Moody’s and S&P are more fully described in the Appendix to this SAI.

U.S. Government Obligations

The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government obligations”). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Warrants

Each of the Funds may invest no more than 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchanges. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Funds may only purchase warrants on securities in which the Fund may invest directly.

Zero Coupon Bonds

The Total Return Bond Fund may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value; conversely, when interest rates fall, zero coupon securities rise more rapidly in value as the discount to face value narrows.

Nationally Recognized Statistical Ratings Organizations

The ratings of Moody’s, S&P, and Fitch represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are generally not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation. The ratings of Moody’s and S&P are more fully described in the Appendix.

RISK FACTORS

Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank or any of its affiliates, are not insured by the FDIC and are not insured against loss of principal. When the value of securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.

Equity Securities

The portfolio equity securities of a Fund are subject to equity market risk. Equity market risk is the risk that stock prices will fluctuate or decline over short or even extended periods.

There may be some additional risks associated with investments in smaller and/or newer companies because their shares tend to be less liquid than securities of larger companies. Further, shares of small and new companies are generally more sensitive to purchase and sale transactions and changes in the issuer’s financial condition and, therefore, the prices of such stocks may be more volatile than those of larger company stocks and may be subject to more abrupt price movements than securities of larger companies.

Investing in the securities of issuers in any foreign country, including ADRs, EDRs and GDRs and similar securities, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or potentially confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, amounts realized on certain foreign securities in which the Funds may invest may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions.

Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund’s performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

There are special risks involved in investing in emerging market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. In addition, the financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Further, such markets may be vulnerable to high inflation and interest rates. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Some of these countries are also sensitive to world commodity prices and may be subject to political and social uncertainties.

Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

The adviser may use certain derivative investments or techniques, such as buying and selling options and futures contracts and entering into currency exchange contracts or swap agreements, to adjust the risk and return characteristics of a Fund’s portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If a Fund’s adviser judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the adviser’s intent in using the derivatives.

The Discovery, International Core, Small Cap Growth and Total Return Bond Funds pursue an active trading investment strategy, and the length of time a Fund has held a particular security is not generally a consideration in investment decisions. Accordingly, the portfolio turnover rate for such Funds may be higher than that of other funds that do not pursue an active trading investment strategy. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may increase a Fund’s obligations to pay distributions.

Debt Securities

The portfolio debt instruments of a Fund may be subject to credit and interest rate risk. Credit risk is the risk that the issuers of securities in which a Fund invests may default in the payment of principal and/or interest. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which a Fund invests and hence the value of your investment in a Fund.

The market value of a Fund’s investments in fixed-income securities will change in response to various factors, such as changes in market interest rates and the relative financial strength of an issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities can be reduced, but not eliminated, by variable rate or floating rate features. In addition, some of the asset-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow, thereby lengthening the duration and potentially reducing the value of these securities.

Although some of the Funds’ portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Funds’ daily NAV are based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Although GNMA securities are guaranteed by the U.S. Government as to timely payment of principal and interest and ARMs are guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises as noted above), the market value of these securities, upon which the Funds’ daily NAV is based, will fluctuate. The Funds are subject to interest rate risk, that is, the risk that increases in interest rates may adversely affect the value of the securities in which the Funds invest, and hence the value of your investment in the Funds. The value of the securities in which a Fund invests generally changes inversely to changes in interest rates. However, the adjustable-rate feature of the mortgages underlying the ARMs and the CMOs in which a Fund may invest should reduce, but will not eliminate, price fluctuations in such securities, particularly during periods of extreme fluctuations in market interest rates.

The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the U.S. Government. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are considered by some investors to be high-quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities. Of course, there can be no assurance that this historical performance will continue or that each Fund will meet its investment objective.

Moreover, no assurance can be given that the U.S. Government would supply financial support to U.S. Government-sponsored enterprises such as FNMA and FHLMC in the event of a default in payment on the underlying mortgages which the government-sponsored enterprise is unable to make good. Principal on the mortgages underlying the mortgage pass-through securities in which the Funds may invest may be prepaid in advance of maturity. Such prepayments tend to increase when interest rates decline and may present a Fund with more principal to invest at lower rates. The converse also tends to be the case.

S&P and Moody’s assign ratings based upon their judgment of the risk of default (i.e., the risk that the issuer or guarantor may default in the payment of principal and/or interest) of the securities underlying the CMOs. However, investors should understand that most of the risk of these securities comes from interest rate risk (i.e., the risk that market interest rates may adversely affect the value of the securities in which a Fund invests) and not from the risk of default. CMOs may have significantly greater interest rate risk than traditional government securities with identical ratings. The adjustable-rate portions of CMOs have significantly less interest rate risk.

The Funds may invest in illiquid securities which may include certain restricted securities. Illiquid securities may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

The adviser may use certain derivative investments or techniques, such as investments in floating- and variable-rate instruments, structured notes and certain U.S. Government obligations, to adjust the risk and return characteristics of a Fund’s portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure contract terms. If the adviser judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the adviser’s intent in using the derivatives.

Certain Funds may invest in “Yankee Bonds.” Yankee Bonds are U.S. dollar-denominated debt obligations issued in the U.S. by foreign banks and corporations. Such investments may involve special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or potentially confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, amounts realized on foreign securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. A Fund’s investments may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

Money Market Fund

The Money Market Fund, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Fund to maintain a stable NAV of $1.00 per share. The Fund’s dollar-weighted average portfolio maturity must not exceed 90 days. Any security that the Fund purchases must have a remaining maturity of not more than 397 days (13 months). In addition, any security that the Fund purchases must present minimal credit risks and be of “high quality,” or be of the “highest quality.” “High quality” means to be rated in the top two rating categories and “highest quality” means to be rated only in the top rating category, by the requisite NRSROs or, if unrated, determined to be of comparable quality to such rated securities by the adviser, under guidelines adopted by the Board of the Trust.

Generally, securities in which the Fund invests will not earn as high a yield as securities of longer maturity and/or of lesser quality that are more subject to market volatility. The Money Market Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that the Fund will always be able to do so.

General

There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

MANAGEMENT

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled “Organization and Management of the Funds.”

Trustees and Officers. The Board supervises each Fund’s activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

General. The following table provides basic information about the Trustees and officers of the Trust. Each of the Trustees and officers listed below acts in identical capacities for each of the Wells Fargo Advantage family of funds which consists of 138 funds comprising the Trust, Wells Fargo Funds Trust and Wells Fargo Master Trust (collectively the “Fund Complex” or the “Trusts”). The address of each Trustee and officer, unless otherwise indicated, is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74.

In the table below and throughout this section, information for Trustees who are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“independent Trustees”), appears separately from the information for the “interested” Trustee.

Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships

INDEPENDENT TRUSTEES

Thomas S. Goho, 62	Trustee, since 1987	Associate Professor of Finance, Wake Forest University, Calloway School of Business and Accountancy.	N/A

Peter G. Gordon, 62	Trustee, since 1998; (Chairman, since 2001).	Chairman, CEO and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	N/A

Richard M. Leach, 71	Trustee, since 1987	Retired. President of Richard M. Leach Associates (a financial consulting firm).	N/A

Timothy J. Penny, 53	Trustee, since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	N/A

Donald C. Willeke, 64	Trustee, since 1996	Principal of the law firm of Willeke & Daniels.	N/A

INTERESTED[2] TRUSTEE

J. Tucker Morse, 60	Trustee, since 1987	Private Investor/Real Estate Developer; Chairman of White Point Capital, LLC.	N/A

OFFICERS

Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships

Karla M. Rabusch, 45	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from March 2001 to March 2003. Vice President of Wells Fargo Bank, N.A. from December 1997 to May 2000.	N/A

Stacie D. DeAngelo, 36	Treasurer, since 2003	Senior Vice President of Wells Fargo Bank, N.A. and Senior Vice President of Operations for Wells Fargo Funds Management, LLC. Prior thereto, Operations Manager at Scudder Weisel Capital, LLC from October 2000 to May 2001 and Director of Shareholder Services at BISYS Fund Services from September 1999 to October 2000; and Assistant Vice President of Operations with Nicholas-Applegate Capital Management from May 1993 to September 1999.	N/A

C. David Messman, 44	Secretary, since 2000	Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since January 1996. Vice President and Secretary of Wells Fargo Funds Management, LLC since March 2001.	N/A

[1]	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

[2]	Basis of Interestedness. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

Committees. All of the independent Trustees are also members of the Trust’s Nominating and Governance Committee and Audit Committee.

(1) Nominating and Governance Committee. Whenever a vacancy occurs on the Board, the Nominating and Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Nominating and Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management. Pursuant to the Trust’s charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Nominating and Governance Committee meets only as necessary, and did not meet during the Funds’ most recently completed fiscal year. Peter Gordon serves as the chairman of the Nominating and Governance Committee.

(2) Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met three times during the Funds’ most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

Compensation. Prior to January 1, 2005, each Trustee received an annual retainer (payable quarterly) of $56,000 from the Fund Complex, and also received a combined fee of $7,000 for attendance at in-person Fund Complex Board meetings, and a $2,000 per meeting combined committee fee plus a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Lead Trustee of the Fund Complex received an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

Effective January 1, 2005, each Trustee receives an annual retainer (payable quarterly) of $80,000 from the Fund Complex. Each Trustee also receives a combined fee of $9,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairman (formerly referred to as the Lead Trustee) of the Fund Complex receives an additional $25,000 annual retainer for the additional work and time devoted by the Chairman.

The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust’s Officers are not compensated by the Trust for their services. For the fiscal year ended December 31, 2004, the Trustees received the following compensation:

Compensation Table Year Ended December 31, 2004
Trustee	Compensation

INDEPENDENT TRUSTEES

Thomas S. Goho	$92,000

Peter G. Gordon	$102,000

Richard M. Leach	$92,000

Timothy J. Penny	$92,000

Donald C. Willeke	$92,000

INTERESTED TRUSTEES

Robert C. Brown*	$84,000

J. Tucker Morse	$84,000

*	Retired as of April 5, 2005.

Beneficial Equity Ownership Information. As of the calendar year ended December 31, 2004, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

Beneficial Equity Ownership in the Funds and Fund Complex

Calendar Year Ended December 31, 2004

	Dollar Range of Equity Securities in the Funds												Aggregate Dollar Range of Equity Securities of Fund Complex**
Trustee	Asset Allocation Fund	C&B Large Cap Value Fund	Discovery Fund*	Equity Income Fund	International Core Fund	Large Company Core Fund	Large Company Growth Fund	Money Market Fund	Small/ Mid Cap Value Fund*	Opportunity Fund*	Small Cap Growth Fund	Total Return Bond Fund
Independent Trustees
Thomas S. Goho	0	0	0	0	0	0	0	0	0	0	0	0	D
Peter G. Gordon	0	0	0	0	0	0	0	0	0	0	0	0	D
Richard M. Leach	0	0	0	0	0	0	0	0	0	0	0	0	D
Timothy J. Penny	0	0	0	0	0	0	0	0	0	0	0	0	D
Donald C. Willeke	0	0	0	0	0	0	0	0	0	0	0	0	D
Interested Trustee
J. Tucker Morse	0	0	0	0	0	0	0	0	0	0	0	0	D

*	These Funds commenced operations on April 11, 2005.

**	Includes Trustee ownership in shares of other funds within the entire Fund Complex (consisting of 138 funds).

Ownership of Securities of Certain Entities. None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Approval of Advisory and Sub-Advisory Agreements. Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory and investment sub-advisory contracts (individually, an “Advisory Agreement,” and collectively, the “Advisory Agreements”) for the Funds. At each quarterly meeting, the Board reviews the performance information and nature of services provided by the investment adviser and any sub-advisers. At least annually, the Board is provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser and investment sub-advisers (individually, an “adviser” and collectively, “advisers”), a description of the quality and nature of the services provided by the advisers.

Before approving an Advisory Agreement with an adviser, the Board reviewed fees that would be payable for the new Funds and a detailed profitability analysis of the adviser based on the fees payable under the Advisory Agreement, including any fee waivers or fee caps, as well as any other relationships between the Funds and the adviser and affiliates. The Board also analyzed each Fund’s contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees, and Rule 12b-1/distribution fees.

The Board then reviewed statistical information regarding the performance and expenses of the Asset Allocation, C&B Large Cap Value, Equity Income, International Core, Large Company Core, Large Company Growth, Money Market, Small Cap Growth and Total Return Bond Funds and was provided with a detailed description of the methodology used to prepare this information. In addition to the performance information for each Fund, the Board reviewed the performance information for a “Peer Group,” a group of funds that was similar to the specific Fund, the relevant Lipper category of funds (“Lipper Group”), and an applicable broad-based index. The Board also reviewed data relating to the risk of each Fund as compared to its total return. This data showed the statistical measurement of the volatility of each Fund’s total return throughout a specific time-period. The Board then also reviewed, for each Fund as compared to its Lipper Group and Peer Group, the: (i) combined contractual advisory and administration fees, (ii) net expense ratio, (iii) maximum contractual advisory fees permitted under the Advisory Agreement (excluding fee waivers and/or expense reimbursements); and (iv) projected contractual advisory fees showing the impact of breakpoints, if any, on contractual advisory fees. During its review, the Board considered the advisory fees paid by the Funds as well as the total fees paid to the adviser for advisory and other services it provides to the Funds. The Board also reviewed information pertaining to the fee structure for each Fund and considered whether alternative fee structures (e.g. breakpoint fee structures, performance-based fees, fee waivers or fee caps) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in a Fund’s asset levels.

The Board then analyzed the adviser’s background and services that it provides to the Funds. The Board discussed the fact that the adviser has established an investment program for each Fund and supervises and evaluates the sub-adviser(s) who make the day-to-day investment decisions for the respective Funds. The Board recognized that the adviser has an expertise in hiring and overseeing the activities of the sub-advisers in the various asset classes and the ability to oversee a large group of sub-advisers many of whom have different investment philosophies and styles. The Board also recognized that the primary investment adviser’s oversight responsibilities include the monitoring of Fund compliance with federal securities laws and regulations. The Board reviewed the advisers’ compliance procedures including the advisers’ internal compliance policies relating to the respective codes of ethics and the advisers’ policies on personal trading, internal compliance procedures relating to the Funds’ portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Funds with SEC and other regulatory requirements, maintenance of books and records of the Funds and recordkeeping systems of the advisers, and other activities and clients of the advisers. The Board also received and reviewed information on all SEC and other regulatory inquiries or audits of the advisers, and a summary of any communications received from Fund shareholders since the last approval of the Advisory Agreements. The Board also considered the background and experience of the senior management of each adviser, and the level of attention given to the Funds by such persons. In evaluating the advisers, the Board recognized that the advisers have the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory, or marketing personnel.

In addition to the above considerations, the Board also analyzed certain factors relating specifically to sub-advisers. For example, the Board considered each sub-adviser’s investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board also considered soft dollar arrangements and other benefits received by the primary adviser through its relationship with the sub-adviser (e.g., float income received by the adviser on sale and redemption amounts, other contractual arrangements, or the general nature of the benefits received by affiliates of the primary adviser that provide services to the Funds). The Board analyzed the degree to which each sub-adviser who oversees several funds can manage across asset classes and whether its investment disciplines are driven by proprietary research. The Board also reviewed each sub-adviser’s procedures for selecting brokers to execute portfolio transactions for the Funds. More specifically, the

Board reviewed the method by which each sub-adviser selects brokers and the factors that the sub-adviser considers prior to selecting a broker to execute portfolio transactions. One such factor was the sub-adviser’s consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, the benefits from using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the existence of quality controls applicable to the Funds’ portfolios. The Board reviewed each sub-adviser’s method for allocating portfolio opportunities among the Funds and other advisory clients.

Based on the above analysis, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances. This determination, was based on the following factors more fully discussed above: (i) the quality of services provided by each of the advisers; (ii) the scope of each adviser’s background and experience; (iii) an analysis of advisory fees paid by the Funds compared to other similar funds; and (iv) the level of profits realized by the primary investment adviser from its advisory arrangement with the Funds.

Investment Adviser.

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund’s average daily net assets:

	Fee
Fund	Prior to 8/1/04	Effective 8/1/04
Asset Allocation Fund	0.55%	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.55 0.50 0.45 0.425 0.40	% % % % %

C&B Large Cap Value Fund	0.55%	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.55 0.50 0.45 0.425 0.40	% % % % %

Discovery Fund	N/A	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60	% % % % %

Equity Income Fund	0.55%	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.55 0.50 0.45 0.425 0.40	% % % % %

International Core Fund	0.75%	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60	% % % % %

Large Company Core Fund	0.55%	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.55 0.50 0.45 0.425 0.40	% % % % %

Large Company Growth Fund	0.55%	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.55 0.50 0.45 0.425 0.40	% % % % %

Money Market Fund	0.40%	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.30 0.30 0.275 0.275 0.250	% % % % %

	Fee
Fund	Prior to 8/1/04	Effective 8/1/04
Opportunity Fund	N/A	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60	% % % % %

Small Cap Growth Fund	0.75%	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60	% % % % %

Small/Mid Cap Value Fund	N/A	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60	% % % % %

Total Return Bond Fund	0.45%	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30	% % % % %

For the fiscal year ends indicated below, the Funds listed below paid the following advisory fees and the investment adviser waived the indicated fees:

	Year Ended 12/31/04		Year Ended 12/31/03		Year Ended 12/31/02
Fund	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Asset Allocation	$1,642,548	$55,349	$1,273,581	$42,527	$1,238,465	$45,968
C&B Large Cap Value	$109,524	$56,494	$90,746	$50,302	$88,381	$82,797
Equity Income	$578,396	$37,664	$418,074	$52,501	$433,217	$82,941
Large Company Core	$170,086	$52,047	$176,297	$53,039	$232,024	$81,027
International Core	$94,268	$118,006	$22,973	$79,904	$0	$53,050
Large Company Growth	$505,026	$54,916	$389,573	$48,955	$397,244	$68,856
Money Market	$159,897	$77,937	$236,029	$133,305	$391,303	$9,472
Small Cap Growth	$1,138,352	$50,394	$657,019	$42,440	$419,706	$79,200
Total Return Bond	$288,022	$43,289	$268,403	$46,423	$227,894	$87,210

Former Strong Funds. As discussed in the “Historical Fund Information” section, the Discovery, Small/Mid Cap Value and Opportunity Funds were created as part of the reorganization of certain portfolios of Strong into certain Funds of the Trust. Prior to the reorganization, SCM served as the investment adviser to the predecessor portfolios of these Funds. For the period between January 1, 2005 and April 8, 2005 (the “Interim Period”), Funds Management served as the investment adviser to the predecessor portfolios of these Funds pursuant to an interim investment management agreement. Prior to January 1, 2005, SCM served as the investment adviser to the predecessor portfolios of these Funds. Under the interim agreement, the contractual investment advisory fees payable to Funds Management were the same as those under the prior agreement with SCM. The fees were as follows:

Fund	Average Daily Net Assets	Annual Rate (as a percentage of net assets)
Discovery Fund	N/A	1.00%
Small/Mid Cap Value Fund	0-4B	0.75%
Opportunity Fund	4-6B	0.725%
	>6B	0.70%

The table below shows the advisory fees paid by the predecessor portfolios of these Funds. For the fiscal year ends indicated below, the predecessor portfolios paid the following advisory fees to SCM and SCM waived the indicated amounts.

	12/31/04		12/31/03		12/31/02
Fund	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Discovery	$881,051	$17,548	$857,275	$0	$1,016,008	$0
Small/Mid Cap Value	$183,799	$4,844	$128,598	$47,446	$232,935	$0
Opportunity	$7,883,747	$216,769	$7,392,593	$0	$8,271,446	$0

General. Each Fund’s Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund’s outstanding voting securities or by the Trust’s Board and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any such party. A Fund’s Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Advisers.

Funds Management has engaged Cooke & Bieler, L.P. (“C&B”), Matrix Asset Advisors, Inc. (“Matrix”), New Star Institutional Managers Limited (“New Star”), Peregrine Capital Management, Inc. (“Peregrine”), an affiliate of Funds Management, and Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, to serve as investment sub-advisers to the Funds (collectively, the “Sub-Advisers”). Subject to the direction of the Trust’s Board and the overall supervision and control of Funds Management and the Trust, the Sub-Advisers make recommendations regarding the investment and reinvestment of the Funds’ assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Advisers also furnish such additional reports and information as Funds Management and the Trusts’ Boards and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management and Peregrine.

For providing investment sub-advisory services to the Funds, the Sub-Advisers are entitled to receive monthly fees at the annual rates indicated below. These fees may be paid by Funds Management or directly by the Funds. If the sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

Fund	Sub-Adviser	Sub-Advisory Fees
Asset Allocation	Wells Capital Management	0-1B >1B	0.15 0.10	% %
C&B Large Cap Value	C&B	0-250M 250-500M 500-750M >750M	0.45 0.40 0.35 0.30	% % % %
Discovery	Wells Capital Management	0-200M >200M	0.35 0.30	% %
Equity Income	Wells Capital Management	0-200M 200-400M >400M	0.25 0.20 0.15	% % %
International Core	New Star	0-50M 50-550M >550M	0.35 0.29 0.20	% % %
Large Company Core	Matrix	0-50M >50M	0.20 0.16	% %
Large Company Growth	Peregrine	0-25M 25-50M 50-275M >275M	0.75 0.60 0.50 0.30	% % % %
Money Market	Wells Capital Management	0-1B >1B	0.05 0.04	% %
Opportunity	Wells Capital Management	0-200M >200M	0.35 0.30	% %
Small Cap Growth	Wells Capital Management	0-200M >200M	0.25 0.20	% %
Small/Mid Cap Value	Wells Capital Management	0-200M >200M	0.35 0.30	% %
Total Return Bond	Wells Capital Management	0-400M 400-800M >800M	0.15 0.125 0.10	% % %

Former Strong Funds. As discussed in the “Historical Fund Information” section, the Discovery, Small/Mid Cap Value and Opportunity Funds were created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust. Prior to the reorganization during the Interim Period, Wells Capital Management served as the investment sub-adviser to the predecessor portfolios of these Funds pursuant to an interim investment sub-advisory agreement and was entitled to receive a monthly fee at the annual rates indicated below of the predecessor fund’s average daily net assets.

Fund	Sub-Adviser	Fee
Discovery Fund	Wells Capital Management	0-200M	0.35%
Small/Mid Cap Value Fund		>200M	0.30%
Opportunity Fund

Prior to January 1, 2005, SCM had not entered into any sub-advisory agreements with respect to the predecessor portfolios of these Funds.

General. Each Fund’s Sub-Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund’s outstanding voting securities or (ii) by the Trust’s Board, including a majority of the Trustees of the Trust who are not parties to the Sub-Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any such party. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to the Sub-Advisers.

Unaffiliated Sub-Advisers.

Listed below is the aggregate dollar amount of sub-advisory fees paid by the International Equity Fund to the following unaffiliated sub-advisers for the fiscal year ended December 31, 2004.

Fund/Master Portfolio	Sub-Adviser	Fees Paid	Fees Waived/ Reimbursed
International Equity Fund*	New Star	$32,858	$0

*	Reflects sub-advisory fees paid under the interim sub-advisory agreement for the period between September 15, 2004 and December 31, 2004.

Portfolio Managers.

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled “Portfolio Managers.” The information in this section is provided as of dates shown opposite the portfolio managers’ names in the table below. These portfolio managers (each a “Portfolio Manager” and together, the “Portfolio Managers”) manage the investment activities of the Funds (except for the Money Market Fund) on a day-to-day basis:

Fund	Sub-Adviser	Portfolio Managers	Date
Asset Allocation Fund	Wells Capital Management	Galen G. Blomster, CFA Jeffrey P. Mellas	9/30/2004

C&B Large Cap Value Fund	C&B	Kermit S. Eck, CFA Michael M. Meyer, CFA James R. Norris Edward W. O’Connor, CFA R. James O’Neil, CFA Mehul Trivedi, CFA	10/31/2004

Discovery Fund	Wells Capital Management	James M. Leach, CFA Thomas J. Pence, CFA	12/31/2004

Equity Income Fund	Wells Capital Management	Gary J. Dunn, CFA David L. Roberts, CFA	9/30/2004

International Core Fund	New Star	Mark Beale Richard Lewis	12/31/2004

Large Company Core Fund	Matrix	David A. Katz, CFA	1/31/2005

Large Company Growth Fund	Peregrine	John S. Dale, CFA Gary E. Nussbaum, CFA	12/31/2004

Small/Mid Cap Value Fund	Wells Capital Management	I. Charles Rinaldi	9/30/2004

Opportunity Fund	Wells Capital Management	Ann M. Miletti Richard T. Weiss	9/30/2004

Small Cap Growth Fund	Wells Capital Management	Jerome “Cam” Philpott, CFA Stuart Roberts	9/30/2004

Total Return Bond Fund	Wells Capital Management	Marie A. Chandoha Thomas M. O’Connor, CFA William C. Stevens	12/31/2004

Management of Other Accounts. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under “Other Accounts.”

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager*	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed
C&B
Kermit S. Eck, CFA	5	$821.1M	0	$0	196	$2.6B
Michael M. Meyer, CFA	5	$821.1M	0	$0	197	$2.6B
James R. Norris	5	$821.1M	0	$0	199	$2.6B
Edward W. O’Connor, CFA	5	$821.1M	0	$0	199	$2.6B
R. James O’Neil, CFA	5	$821.1M	0	$0	196	$2.6B
Mehul Trivedi, CFA	5	$821.1M	0	$0	197	$2.6B
Matrix
David A. Katz, CFA	6	$1.2B	1	$6M	540	$943M
New Star
Mark Beale	9	$662M	3	$344M	3	$1.7B
Richard Lewis	5	$407M	2	$300M	12	$1.4B
Peregrine
John S. Dale, CFA	10	$6.18B	1	$247M	46	$2.27B
Gary E. Nussbaum, CFA	10	$6.18B	1	$247M	46	$2.27B
Wells Capital Management
Galen G. Blomster, CFA	9	$1.97B	1	$172M	12	$3B
Marie A. Chandoha	5	$2.1B	5	$800M	42	$7.0B
Gary J. Dunn, CFA	4	$1.95B	2	$308M	24	$19.3M
James M. Leach, CFA	2	$284M	8	$115M	6	$1M
Jeffrey P. Mellas	9	$1.97B	1	$172M	12	$3B
Ann M. Miletti	3	$4.54B	1	$13M	43	$1.1B
Thomas M. O’Connor, CFA	5	$2.1B	5	$800M	44	$7.0B
Thomas J. Pence, CFA	7	$833M	8	$115M	52	$1.1B
Jerome “Cam” Philpott, CFA	5	$465M	4	$98M	9	$850M
Stuart Roberts	5	$465M	4	$98M	15	$890M
I. Charles Rinaldi	5	$2.20B	1	$127M	27	$543M
David L. Roberts, CFA	4	$1.95B	2	$308M	26	$610M
William C. Stevens	5	$2.1B	5	$800M	42	$7.0B
Richard T. Weiss	5	$4.64B	1	$13M	44	$1.09B

*	If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts as:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager*	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed
C&B
Kermit S. Eck, CFA	0	0	0	$0	1	$111M
Michael M. Meyer, CFA	0	$0	0	$0	1	$111M
James R. Norris	0	$0	0	$0	1	$111M
Edward W. O’Connor, CFA	0	$0	0	$0	1	$111M
R. James O’Neil, CFA	0	$0	0	$0	1	$111M
Mehul Trivedi, CFA	0	$0	0	$0	1	$111M

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager*	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed
Matrix
David A. Katz, CFA	0	$0	0	$0	4	$5.3M
New Star
Mark Beale	0	$0	0	$0	0	0
Richard Lewis	0	$0	0	$0	0	0
Peregrine
John S. Dale, CFA	0	$0	0	$0	0	0
Gary E. Nussbaum, CFA	0	$0	0	$0	0	0
Wells Capital Management
Galen G. Blomster, CFA	0	$0	0	$0	2	$203K
Marie A. Chandoha	0	$0	0	$0	2	$1.8B
Gary J. Dunn, CFA	0	$0	0	$0	0	0
James M. Leach, CFA	0	$0	0	$0	0	0
Jeffrey P. Mellas	0	$0	0	$0	2	$203K
Ann M. Miletti	0	$0	0	$0	0	0
Thomas M. O’Connor, CFA	0	$0	0	$0	2	1.8B
Thomas J. Pence, CFA	0	$0	0	$0	0	0
Jerome “Cam” Philpott, CFA	0	$0	0	$0	1	$184M
Stuart Roberts	0	$0	0	$0	1	$184M
I. Charles Rinaldi	0	$0	0	$0	1	$68M
David L. Roberts, CFA	0	$0	0	$0	0	0
William C. Stevens	0	$0	0	$0	0	0
Richard T. Weiss	0	$0	0	$0	0	0

*	If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

Material Conflicts of Interest. The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, each Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives.

Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, each Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.

C&B. In the case of C&B, the Portfolio Managers manage accounts on a team basis. Performance and allocation of securities are closely monitored to ensure equal treatment. Accordingly, the Portfolio Managers have not experienced material conflicts of interests in managing multiple accounts.

Matrix. In the case of Matrix, the Portfolio Managers are prohibited from owning individual securities to minimize inherent conflicts of interest. Accordingly, the Portfolio Managers have not experienced material conflicts of interests in managing multiple accounts.

New Star. In the case of New Star, none of the Portfolio Managers have experienced any material conflicts with their management of the Funds in relationship with their management of the other accounts or registered investment companies as a result of the procedures in place designed to ensure that all clients are treated fairly and equitably over time.

Peregrine. In the case of Peregrine, the Portfolio Managers hold the same securities in the same proportionate weightings, subject to client and float/liquidity constraints and cash flows. Performance and allocation of securities are closely monitored to ensure equal treatment. Accordingly, the Portfolio Managers have not experienced material conflicts of interests in managing multiple accounts.

Wells Capital Management. Wells Capital Management’s Portfolio Managers may experience conflicts of interest as a result of the disparate advisory fees they may earn from other accounts (not including the registered investment companies) compared to registered investment companies such as the Funds that the Wells Capital Management Portfolio managers manage. Because advisory fees for mutual funds tend to be lower than those for other accounts, the Portfolio Managers may be inclined to give more time and attention to the other accounts. Similarly, unlike for mutual funds, the Portfolio Managers are more likely to develop personal relationships with clients in other accounts than with investors in the Fund and therefore may be inclined to allocate more time and attention to such client accounts. However, like other investment advisers, Wells Capital Management has adopted procedures to ensure that clients are treated fairly to minimize inherent conflicts of interest of managing multiple accounts.

Compensation. The Funds’ Portfolio Managers were compensated using the following compensation structures:

C&B Compensation. The C&B Portfolio Managers are compensated using substantially identical compensation structures for all accounts managed. They each receive a fixed cash salary and an annual bonus from a bonus pool based on the pre-tax performance of individual securities selected by the Portfolio Managers. C&B measures performance of securities against the S&P 500 Index and the Russell 1000 Value Index for the Large Cap Value strategy accounts. Bonus allocations are determined by an annual peer review process conducted by the investment team. Allocations vary depending primarily on the four-year rolling investment results attributed to each individual security. The Portfolio Managers also receive a fixed deferred compensation. Partners of C&B receive a return proportionate to their investment based upon the firm’s overall success.

Matrix Compensation. The Portfolio Manager is compensated using a fixed cash salary, an annual incentive bonus based on individual performance and overall company revenues, rather than on account investment performance. Portfolio Managers also participate in company profit sharing.

New Star Compensation. The Portfolio Managers at New Star receive fixed cash compensation with pension and retirement plan. All employees have equity ownership in the firm that is allocated over time.

Peregrine Compensation: Peregrine’s Portfolio Managers are compensated with a fixed cash salary containing an incentive component. The incentive component is based on the company’s revenue generated by the firm’s investment style. Revenue reflects investment performance, client retention and asset growth, aligning interests of portfolio managers with their clients. The Portfolio Managers are limited to 25 relationships or a predetermined level of assets under management, whichever occurs first to enable Portfolio Managers to be intimately involved in each relationship and ensure that size does not overwhelm investment opportunities. A portion of the Portfolio Managers’ incentives are tied to Peregrine’s overall profitability. Finally, a portion of the incentive compensation is tied to pre-tax investment performance relative to standard indices. Performance-based incentive compensation applies to all accounts. The strategy employed in the Small Company Growth Fund is compared to the Russell 2000 Index and the Lipper Small Cap Growth Average over one, three, and five years. The strategy employed in the Small Company Value Fund is compared to the Russell 2000 Value Index and the Lipper Small Cap Value Average over one, three, and five years. The strategy employed in the Large Company Growth Fund is compared to the Russell 1000 Growth Index and the Lipper Large Cap Growth Average over one, three, and five years.

Wells Capital Management Compensation. Wells Capital Management’s Portfolio Managers are compensated with a fixed cash salary, pension and retirement plan. They receive incentive bonuses based in part on pre-tax annual and historical portfolio performance measured against the following benchmarks over a calendar year period:

Portfolio Manager	Benchmark
Galen G. Blomster, CFA	Tactical Equity Allocation Composite Benchmark*

Marie A. Chandoha	Lehman Brothers U.S. Aggregate Bond Index Lehman Brothers 1-3 Year U.S. Government Index

Gary J. Dunn, CFA	Russell 1000 Value Index Lipper Equity Income Funds Average

James M. Leach, CFA	Russell Midcap Growth Index Russell 2500 Growth Index

Jeffrey P. Mellas	Tactical Equity Allocation Composite Benchmark*

Ann M. Miletti	Russell Midcap Index

Thomas M. O’Connor, CFA	Lehman Brothers U.S. Aggregate Bond Index Lehman Brothers 1-3 Year U.S. Government Index

Thomas J. Pence, CFA	Russell Midcap Growth Index Russell 2500 Growth Index Russell 1000 Growth Index

Jerome ”Cam” Philpott, CFA	Russell 2000 Growth Index Russell Midcap Growth Index

Stuart Roberts	Russell 2000 Growth Index Russell Midcap Growth Index

I. Charles Rinaldi	Russell 2500 Value Index

David L. Roberts, CFA	Russell 1000 Value Index Lipper Equity Income Funds Average

William C. Stevens	Lehman Brothers U.S. Aggregate Bond Index Lehman Brothers 1-3 Year U.S. Government Index

Richard T. Weiss	Russell Midcap Index

*	The Tactical Equity Allocation Composite Benchmark (“TEA”) is an internal benchmark consisting of 24.5% large cap value, 24.5% large cap growth, 21% small cap, and 30% international equities. This represents the neutral allocation of the portfolio. Each of these allocations is invested in a variety of actively managed funds, both by Wells Fargo Capital Management and external managers. Wells Capital Management then compares the performance of this neutral benchmark against the performance achieved in the actual portfolio, which has different sector weightings as a result of the TEA model (e.g. more international equities, less large cap growth). Then, by comparing the shifted results vs. the “unshifted” neutral benchmark, the value added by TEA is determined.

Bonuses are also based on an evaluation of contribution to client retention, asset growth and business relationships. Incentive bonuses for research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Investment team compensation structure is directly linked to the value added to clients’ portfolios as measured by the above-mentioned performance metrics. Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios.

Beneficial Ownership in the Funds. None of the Portfolio Managers beneficially owned any of the Funds’ equity securities.

Administrator. The Trust has retained Funds Management (the “Administrator”) as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds’ operations, including communication, coordination, and supervision services with regard to the Funds’ transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds’ transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds’ business together with ordinary clerical and bookkeeping services.

In addition, Funds Management has agreed to pay all of the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. For providing administrative services, including paying the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund’s average daily net assets:

	Fee
	Prior to 8/1/04	Effective 8/1/04
Single Class	0.16%	0-4.99B	0.16%
		5B-9.99B	0.15%
		>9.99B	0.14%

Administrative Fees Paid. For the fiscal year ends shown in the table below, the Funds listed below paid the following administrative fees:

Fund	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Asset Allocation	$493,933	$380,058	$350,300
C&B Large Cap Value	$48,296	$40,898	$46,685
Equity Income	$179,217	$135,195	$140,770
International Core	$45,285	$22,293	$0
Large Company Core	$64,620	$66,544	$85,378
Large Company Growth	$162,892	$127,016	$127,118
Money Market	$105,633	$146,677	$150,291
Small Cap Growth	$253,599	$148,675	$99,781
Total Return Bond	$117,799	$111,354	$105,045

Former Strong Funds. As discussed in the “Historical Fund Information” section, the Discovery, Small/Mid Cap Value and Opportunity Funds were created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust. Prior to the reorganization, Strong Investor Services, Inc. (“SIS”) served as the administrator to the predecessor portfolios of these Funds and was entitled to receive a fee from the predecessor portfolio at the annual rate of 0.30% of the predecessor portfolio’s average daily net assets attributable to each class of shares: The table below shows the administrative fees paid by the predecessor portfolios to SIS and the respective amounts waived by SIS based on the fee rates described.

	Year Ended 12/31/04		Year Ended 12/31/03		Year Ended 12/31/02
Fund	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Discovery Fund
Investor Class*	N/A	N/A	N/A	N/A	N/A	N/A
Small/Mid Cap Value Fund
Investor Class	$701	$74,756	$20,883	$49,535	$86,136	$7,038
Opportunity Fund
Investor Class	$0	$2,985,116	$223,821	$2,575,292	$968,439	$2,293,968
Advisor Class	$255,091	$0	$159,774	$0	$69,979	$0

*	The predecessor portfolio of the Discovery Fund did not pay administrative fees.

Distributor. Effective April 11, 2005, Wells Fargo Funds Distributor, LLC (the “Distributor”), located at 525 Market Street, San Francisco, California 94105, serves as Distributor for the Funds. Previously, Stephens, Inc. (“Stephens”), located at 111 Center Street, Little Rock, Arkansas 72201, served as distributor for the Funds, except the Discovery, Small/Mid Cap Value and Opportunity Funds.

The Funds have adopted a distribution plan (a “Plan”) under Section 12(b) under the 1940 Act and Rule 12b-1 thereunder (the “Rule”). The Plan was adopted by the Trust’s Board, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the “Non-Interested Trustees”).

Under the Plan and pursuant to the related Distribution Agreement, each Fund pays the Distributor an annual fee of 0.25% paid monthly based on the average daily net assets attributable to the Fund as compensation for distribution-related services or as reimbursement for distribution-related expenses.

The actual fee payable to the Distributor by the above-indicated Funds is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. (“NASD”) under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-

related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

The table below shows the distribution-related expenses paid to Stephens by the following Funds for the fiscal year ended December 31, 2004.

DISTRIBUTION FEES

	Total	Printing & Mailing	Advertising/ Marketing Brochures	Underwriters Compensation	Broker/ Dealer Compensation
Asset Allocation Fund	$771,771	$0	$0	$0	$771,771
C&B Large Cap Value Fund	$75,463	$0	$0	$0	$75,463
Equity Income	$280,027	$0	$0	$0	$280,027
Large Company Core Fund	$100,970	$0	$0	$0	$100,970
International Core Fund	$70,758	$0	$0	$0	$70,758
Large Company Growth Fund	$254,519	$0	$0	$0	$254,519
Money Market Fund	$165,051	$0	$0	$0	$165,051
Small Cap Growth Fund	$396,248	$0	$0	$0	$396,248
Total Return Bond Fund	$184,062	$0	$0	$0	$184,062

Former Strong Funds. As discussed in the “Historical Fund Information” section, the Discovery, Small/Mid Cap Value and Opportunity Funds were created as part of the reorganization of certain portfolios of Strong into certain Funds of the Trust. Prior to the reorganization, Strong Investments, Inc. (“SII”) served as the distributor to the predecessor portfolios of these Funds. Advisor Class shares of the predecessor portfolios paid up to 0.25% per year of each class’ average daily net assets to SII or others. Only the predecessor portfolio to the Opportunity Fund, which offered Advisor Class shares, paid an annual 12b-1 fee to the SII. The table below shows the distribution fees paid by the predecessor portfolio of the Opportunity Fund to SII for the fiscal year ended December 31, 2004.

DISTRIBUTION FEES

Fund/Class	Gross 12b-1 Fees	Waiver	Compensation to Unaffiliated Broker-Dealers	12b-1 Fees Retained by the Distributor	Remaining 12b-1 Fees Used to Pay For 1) Advertising and 2) Printing and Mailing of Prospectuses to Other Than Current Shareholders
Opportunity
Advisor Class	$212,576	$93,030	$31,625	$113,911	$113,911

General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not “interested persons” of the Trust be made by such Non-Interested Trustees.

Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds’ shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

Custodian. Wells Fargo Bank located at 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Fund, except for the International Core Fund, for which Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.10% of the average daily net assets of the Fund. State Street Bank and Trust Company (“State Street”), located at 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as interim custodian for the Discovery Fund from approximately April 8, 2005 through April 22, 2005. For its services as interim custodian, State Street is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of the Fund.

Fund Accountant. PFPC, Inc. (“PFPC”), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:

Average Fund Complex Daily Net Assets	Annual Asset-Based Fees
0-85B	0.0051%
>85B	0.0025%

In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs.

Each Fund’s share of the annual asset-based Fund Complex fee will be based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex (excluding the Wells Fargo Master Trust portfolios). Prior to March 2005, the Fund Complex-wide fee was 0.0057% for assets totaling $0-$85 billion and 0.0025% for assets over $85 billion. PFPC was also entitled to receive an annual fee of $20,000 from each Fund. Finally, PFPC was also entitled to receive certain out-of-pocket expenses. State Street serves as interim fund accountant for the Discovery Fund from approximately April 8, 2005 through April 22, 2005. For its services as interim fund accountant, State Street is entitled to receive an annual fee at the rate of 0.30% of the Fund’s daily net assets, a fixed fund accounting base fee and certain out-of-pocket expenses.

Transfer and Distribution Disbursing Agent. Boston Financial Data Services, Inc. (“BFDS”), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions. Effective April 11, 2005, the Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis. Previously, Stephens served as the principal underwriter distributing securities of the Asset Allocation, C&B Large Cap Value, Equity Income, International Core, Large Company Growth, Money Market, Small Cap Growth and Total Return Bond Funds on a continuous basis. Stephens did not receive commissions for providing underwriting services to the Trust.

Prior to April 11, 2005, SII served as the principal underwriter for the predecessor portfolios of the Discovery, Small/Mid Cap Value and Opportunity Funds. The amount retained by SII in 12b-1 fees paid by the predecessor Opportunity Fund for the most recent fiscal year ended December 31, 2004, is disclosed under “Distribution Fees” above.

Code of Ethics. The Fund Complex, the Adviser, the Distributor and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by “access persons” as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Advantage Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than “disinterested” directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Advisers are on public file with, and are available from, the SEC.

DETERMINATION OF NET ASSET VALUE

The NAV per share for each Fund, except the Money Market Fund, is determined as of the close of regular trading at 4:00 p.m. (Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV per share for the Money Market Fund is determined by the Custodian at 12:00 p.m. (Eastern time) on each day Funds Management is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds’ shares.

Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Futures contracts are marked to market daily at their respective settlement prices determined by the relevant exchange. These prices are not necessarily final closing prices but are intended to represent prices prevailing during the final 30 seconds of the trading day. Options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the NYSE, or, in the absence of any sale on the valuation date, at latest quoted bid prices. Options not listed on a national exchange are valued at latest quoted bid prices. In all cases, bid prices are furnished by a reputable independent pricing service approved by the Board. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Funds for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trust’s Trustees and in accordance with procedures adopted by the Trustees.

Money Market Fund. The Money Market Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund’s portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighed average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7 under the 1940 Act) of thirteen months or less and invest only in those high-quality securities that are determined by the Board to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund’s portfolio holdings by the Board, at such intervals as it may deem appropriate, to determine whether the Fund’s NAV calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding distributions or establishing a NAV per share by using available market quotations. It is the intention of the Fund to maintain a per share NAV of $1.00, but there can be no assurance that each Fund will do so.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a “Business Day”). Currently, the NYSE is generally closed on New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving

Day and Christmas Day (each a “Holiday”). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

Purchase orders for a Fund that are received before such Fund’s NAV calculation time generally are processed at such time on that Business Day. Purchase orders received after a Fund’s NAV calculation time generally are processed at such Fund’s NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. For further information about this form of payment please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that: (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust’s responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectuses.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust’s Board and the supervision of the Adviser, each Fund’s Sub-Adviser is responsible for each Fund’s portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of each Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer’s risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction; the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While a Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated brokers. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a “net” basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Certain Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund’s portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which the Distributor or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees.

In placing orders for portfolio securities of a Fund, a Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees each Sub-Adviser’s trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

A Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, the Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. The Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors ad trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, the Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which the Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also may increase the Fund’s obligations to make distributions.

The portfolio turnover rate for the Discovery Fund, Small Cap Growth Fund, Total Return Bond Fund and International Core Fund varied significantly over the past two fiscal years. The variation in the rate was primarily due to market volatility for the Discovery Fund, Small Cap Growth Fund and Total Return Bond Fund and fewer perceived investment opportunities by the portfolio managers for the International Core Fund.

Brokerage Commissions. For the fiscal years ended December 31, 2002 and December 31, 2003, the Funds (except the Discovery, Small/Mid Cap Value and Opportunity Funds) paid a total of $691,231 and $3,010,668, respectively, in brokerage commissions on brokerage transactions. No commissions were paid to affiliated brokers. Listed below for each Fund is the aggregate amounts of brokerage commissions paid on brokerage transactions for the fiscal year ended December 31, 2004:

Fund	Commissions Paid
Asset Allocation	$4,962
C&B Large Cap Value	$14,197
Equity Income	$52,934
International Core	$1,144,575
Large Company Core	$54,172
Large Company Growth	$1,626,390
Money Market	$0
Small Cap Growth	$1,322,875
Total Return Bond	$0

No commissions were paid to affiliated brokers during this time period.

Former Strong Funds. For the fiscal year ends listed below, the predecessor portfolios of the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

Total Commissions

Fund	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Discovery	$552,587	$936,284	$996,270
Small/Mid Cap Value	$110,188	$98,636	$108,657
Opportunity	$1,835,976	$1,805,718	$2,863,093

Directed Brokerage Transactions. For the fiscal year ended December 31, 2004, the Sub-Advisers listed below directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions:

Sub-Adviser	Commissions Paid	Total Transactions
Peregrine	$102,605	$6,318,355
Wells Capital Management	$310,010	$655,591,714

Securities of Regular Broker-Dealers. As of December 31, 2004, the following Funds held securities of their regular broker-dealers as indicated in the amounts shown:

FUND	BROKER-DEALER	AMOUNT
Asset Allocation
	Citigroup	$4,160,439
	Bank of America	$3,158,057
	JP Morgan Securities	$2,312,318
	Wachovia Corp.	$1,403,526
	Morgan Stanley	$1,011,130
	Merrill Lynch	$926,256
	Goldman Sachs & Co.	$838,146
	Lehman Brothers Inc.	$392,085
	Charles Schwab Corporation	$268,048
	Bear Stearns	$175,666
C&B Large Cap Value	Wachovia Corp.	$4,145,553
	JP Morgan Securities	$1,033,570
	Citigroup	$851,341
	Bank of America	$657,390
	Morgan Stanley	$403,630
Equity Income	JP Morgan Securities	$4,063,672
	Citigroup	$3,354,050
	Bank of America	$2,594,788
	Wachovia Corp.	$1,969,870
	Morgan Stanley	$1,587,039
International Core	N/A	N/A
Large Company Core	Goldman Sachs & Co.	$708.512

FUND	BROKER-DEALER	AMOUNT
Large Company Growth	Goldman Sachs & Co.	$6,208,587
	Charles Schwab Corporation	$3,718,962
Money Market	Bear Stearns	$1,000,000
	Bank of America	$500,000
Small Cap Growth	Bear Stearns	$14,000,000
	Morgan Stanley	$14,000,000
Total Return Bond	ABN Amro Incorporated	$1,992,436
	Wachovia Corp.	$1,035,156
	Lehman Brothers Inc.	$571,556
	Bank of America	$566,467
	Merrill Lynch	$550,528
	JP Morgan Securities	$482,524
	Morgan Stanley	$328,375

FUND EXPENSES

From time to time, Funds Management may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses of a Fund and, accordingly, have a favorable impact on such Fund’s performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any plan; interest charges; taxes; fees and expenses of its independent registered public accounting firm, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Fund’s shares; pricing services, and any extraordinary expenses. Expenses attributable to the Funds are charged against a Fund’s assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust’s Board deems equitable.

FEDERAL INCOME TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Taxes.” The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes on the Funds and their shareholders (i.e., the Participating Insurance Companies and their separate accounts). It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective investors are urged to review their prospectuses and other materials from Participating Insurance Companies and consult with their own tax advisors and financial planners a addition, the foregoing discussion and the discussions in the Prospectuses applicable to each s to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company. It is intended that each Fund qualify as a “regulated investment company” (“RICs”) under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each RIC is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to a Fund’s principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its own capital loss carry-forwards and the use of its unrealized losses against future realized gains, or such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations or may engage in reorganizations in the future.

Equalization Accounting. Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of RIC shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

Taxation of Fund Investments. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the “60%/40%” rule.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

“Passive foreign investment corporations” (“PFICs”) are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

In addition to the investments described above, prospective investors should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of a Separate Account of a Participating Insurance Company. Under the Code, the investments of a segregated asset account, such as the separate accounts of the Participating Insurance Companies, must be “adequately diversified” in order for the holders of the VA Contracts or VLI Policies underlying the account to receive the tax-favored tax treatment generally afforded holders of annuities or life insurance policies.

In general, the investments of a segregated asset account are considered to be “adequately diversified” only if (i) no more than 55% of the value of the total assets of the account is represented by any one investment; (ii) no more than 70% of the value of the total assets of the account is represented by any two investments; (iii) no more than 80% of the value of the total assets of the account is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the account is represented by any four investments. A segregated asset account is also considered to be “adequately diversified” if it meets the regulated investment company diversification tests described above and no more than 55% of the value of the total assets of the account is attributable to cash, cash items (including receivables), government securities, and securities of regulated investment companies. In general, all securities of the same issuer are treated as a single investment for such purposes. However, Treasury Regulations provide a “look-through rule” with respect to a segregated asset account’s investments in a regulated investment company for purposes of the applicable diversification requirements, provided certain conditions are satisfied by the regulated investment company. In particular, if the beneficial interests in the regulated investment company are held by one or more segregated asset accounts of one or more insurance companies, and if public access to such regulated investment company is available exclusively through the purchase of a VA Contract or VLI Policy, then a segregated asset account’s beneficial interest in the regulated investment company is not treated as a single investment. Instead, a pro rata portion of each asset of the regulated investment company is treated as an asset of the segregated asset account.

As indicated above, the Trust intends to continue to qualify each Fund as a regulated investment company under the Code. The Trust also intends to cause each Fund to continue to satisfy the relevant conditions at all times to enable the corresponding separate accounts to be “adequately diversified.” Accordingly, each separate account of the Participating Insurance Companies will be able to treat its interests in a Fund as ownership of a pro rata portion of each asset of the Fund, so that individual holders of the VA Contracts or VLI Policies underlying the separate account will qualify for favorable federal income tax treatment under the Code.

For information concerning the federal income tax consequences for the holders of VA Contracts and VLI Policies, such holders should consult the prospectuses and other materials used in connection with the issuance of their particular contracts or policies and should consult their own tax advisers.

PROXY VOTING POLICIES AND PROCEDURES

The Trusts and Funds Management have adopted policies and procedures (“Procedures”) that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders.

The responsibility for voting proxies relating to the Funds’ portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

Funds Management has established a Proxy Voting Committee (the “Proxy Committee”) that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted.

The Procedures set forth Funds Management’s general position on various proposals, such as:

Routine Items – Funds Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company’s poison pill.

Mergers/Acquisitions and Corporate Restructurings – Funds Management’s Proxy Committee will examine these items on a case-by-case basis.

Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds’ voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Trust’s Board will exercise its authority to vote on the matter. In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available annually through the Funds’ website at www.wellsfargo.com/advantagefunds and on the SEC’s website at http://www.sec.gov.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Trusts and Funds Management have adopted policies and procedures to govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the Funds. Under no circumstances does Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund’s portfolio securities or for any ongoing arrangements to make available information about a Fund’s portfolio securities.

Disclosure of Fund Portfolio Holdings. As required by the SEC, each Fund (except money market funds) files its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the fund’s fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds’ full portfolio holdings are publicly available to shareholders on a quarterly basis. Such filings are made on or shortly before the 60th day following the end of a fiscal quarter. Full holdings may be posted on the Funds’ website (www.wellsfargo.com/advantagefunds) simultaneous with or following the filing of such information with the SEC. In addition, top ten holdings information for the Funds is publicly available on the Funds’ website (www.wellsfargo.com/advantagefunds) on a monthly, seven-day delayed basis.

Each Fund’s complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, is delivered to shareholders in the Fund’s semi-annual and annual reports. Each

Fund’s complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, includes appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund’s first and third fiscal quarters.

Board Approval. The Board is charged with reviewing and reapproving these Procedures, including the list of approved recipients, as often as they deem appropriate, but not less than annually, and making any changes that they deem appropriate.

List of Approved Recipients. Below is a list that describes the limited circumstances in which a Fund’s portfolio holdings are disclosed to selected third parties in advance of their inclusion in the quarterly filings made with the SEC on Form N-CSR and Form N-Q. In each instance, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

A.	Portfolio Managers. Portfolio managers shall have full daily access to fund holdings for the Fund(s) for which they have direct management responsibility. Portfolio managers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

B.	Funds Management. In its capacity as adviser and administrator to the Funds, certain Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC’s Datapath system. The list of personnel authorized to use the Datapath system will be reviewed quarterly by a fund reporting manager to ensure that each user falls into one of the approved access categories for receipt of daily fund holdings information and that each user has access only to the Fund(s) that they manage.

C.	External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, which include the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. Funds Management utilizes the services of Institutional Shareholder Services (“ISS”) and SG Constellation to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

D.	Rating Agencies. S&P and Moody’s receive full Fund holdings for rating purposes. S&P receives holdings information weekly on a seven-day delayed basis. Moody’s receives holdings information monthly on a seven-day delayed basis.

E.	Ranking Agencies. Morningstar and Lipper Analytical Services receive the Funds’ full portfolio holdings on a calendar quarter, 60-day delayed basis.

Additions to List of Approved Recipients. Any additions to the above list of approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient’s relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or any affiliated person of the Fund.

Board Approval. The Board is charged with reviewing and reapproving the procedures, including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and making any changes that they deem appropriate.

CAPITAL STOCK

The Funds are twelve of the funds in the Wells Fargo Variable Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

The Trust’s funds are authorized to issue a single class of shares with a 12b-1 fee and no sales load offered to participants of variable or annuity plans. Each share in a fund represents an equal, proportionate interest in a fund with all other shares. Shareholders bear their pro rata portion of the Fund’s operating expenses. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other Funds.

All shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund’s fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

As used in the Prospectuses and in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of a class of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term “majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. Set forth below as of March 16, 2005 is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of the voting securities of a Fund as a whole.

5% OWNERSHIP AS OF MARCH 16, 2005

Fund	Address	Type of Ownership	Percentage of Fund
Asset Allocation

	AMERICAN SKANDIA LIFE SAB P.O. BOX 883 SHELTON CT 06484-0883	Record	42.62%

	IDS LIFE INSURANCE CORP, ACCT # 229 AXP FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Record	28.76%

Fund	Address	Type of Ownership	Percentage of Fund
	HARTFORD LIFE & ANNUITY INSURANCE SEPARATE ACCOUNT ATTN DAVE TEN BROECK PO BOX 2999 HARTFORD CT 06104-2999	Record	12.92%

	AMERICAN ENTERPRISE LIFE INSURANCE CORPORATION, ACCT IDS TOWER 10 T11/125 MINNEAPOLIS MN 55440	Record	10.20%

C&B Large Cap Value

	AMERICAN SKANDIA LIFE SAB P.O. BOX 883 SHELTON CT 06484-0883	Record	69.80%

	AMERICAN ENTERPRISE LIFE INSURANCE CORPORATION, ACCT IDS TOWER 10 T11/125 MINNEAPOLIS MN 55440	Record	15.53%

	HARTFORD LIFE & ANNUITY INSURANCE SEPARATE ACCOUNT ATTN DAVE TEN BROECK PO BOX 2999 HARTFORD CT 06104-2999	Record	9.26%

Discovery*

	NATIONWIDE LIFE INSURANCE CO VARIABLE ACCOUNT II C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	Record	85.29%

	NATIONWIDE LIFE INSURANCE CO VLI SEPARATE ACCOUNT II C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	Record	8.81%

Equity Income

	FORTIS BENEFITS INSURANCE CO ATTN BRUCE FIEDLER W1511 500 BIELENBERG DR WOODBURY MN 55125-4401	Record	32.56%

	AMERICAN SKANDIA LIFE SAB P.O. BOX 883 SHELTON CT 06484-0883	Record	27.85%

	AMERICAN ENTERPRISE LIFE INSURANCE CORPORATION ACCT WEQI2 IDS TOWER 10 T11/125 MINNEAPOLIS MN 55440	Record	19.37%

Fund	Address	Type of Ownership	Percentage of Fund
	HARTFORD LIFE & ANNUITY INSURANCE SEPARATE ACCOUNT ATTN DAVE TEN BROECK PO BOX 2999 HARTFORD CT 06104-2999	Record	18.22%

International Core

	IDS LIFE INSURANCE CORP, ACCT # 229 AXP FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Record	55.05%

	HARTFORD LIFE & ANNUITY INSURANCE SEPARATE ACCOUNT ATTN DAVE TEN BROECK PO BOX 2999 HARTFORD CT 06104-2999	Record	23.42%

	AMERICAN SKANDIA LIFE SAB P.O. BOX 883 SHELTON CT 06484-0883	Record	7.56%

	AMERICAN ENTERPRISE LIFE INSURANCE CORPORATION, ACCT # IDS TOWER 10 T11/125 MINNEAPOLIS MN 55440	Record	7.26%

	IDS LIFE INSURANCE COMPANY OF NY, ACCT # 229 AXP FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Record	5.79%

Large Company Core

	AMERICAN SKANDIA LIFE SAB P.O. BOX 883 SHELTON CT 06484-0883	Record	87.60%

	AMERICAN ENTERPRISE LIFE INSURANCE CORPORATION, ACCT # IDS TOWER 10 T11/125 MINNEAPOLIS MN 55440	Record	6.48%

Large Company Growth

	AMERICAN ENTERPRISE LIFE INSURANCE CORPORATION, ACCT # IDS TOWER 10 T11/125 MINNEAPOLIS MN 55440	Record	36.37%

	HARTFORD LIFE & ANNUITY INSURANCE SEPARATE ACCOUNT ATTN DAVE TEN BROECK PO BOX 2999 HARTFORD CT 06104-2999	Record	28.52%

	FORTIS BENEFITS INSURANCE CO ATTN BRUCE FIEDLER 500 BIELENBERG DR WOODBURY MN 55125-4401	Record	17.80%

Fund	Address	Type of Ownership	Percentage of Fund
	AMERICAN SKANDIA LIFE SAB P.O. BOX 883 SHELTON CT 06484-0883	Record	13.66%

Money Market
	AMERICAN SKANDIA LIFE SAB P.O. BOX 883 SHELTON CT 06484-0883	Record	58.14%

	AMERICAN ENTERPRISE INSURANCE CORPORATION, ACCT # IDS TOWER 10 T11/125 MINNEAPOLIS MN 55440	Record	20.23%

	HARTFORD LIFE & ANNUITY INSURANCE SEPARATE ACCOUNT ATTN DAVE TEN BROECK PO BOX 2999 HARTFORD CT 06104-2999	Record	9.25%

	LINCOLN NATIONAL LIFE INS CO 1300 S CLINTON ST MAIL STOP 6H-02 FORT WAYNE IN 46802-3518	Record	7.33%

Small/Mid Cap Value*
	GREAT WEST LIFE & ANNUITY INSURANCE COMPANY UNIT VALUATIONS 2T2 8515 E ORCHARD RD ENGLEWOOD CO 80111-5002	Record	41.71%

	THE TRAVELERS SEPARATE ACCOUNT TM2 FOR VARIABLE ANNUITIES ATTN SHAREHOLDER ACCOUNTING UNIT PO BOX 990027 HARTFORD CT 06199-0027	Record	25.56%

	PEOPLES BENEFIT LIFE INSURANCE CO SEPARATE ACCOUNT V 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499-0001	Record	7.91%

	OHIO NATIONAL LIFE INSURANCE CO FOR THE BENEFIT OF ITS SEPARATE ACCOUNTS ATTN: DAWN CAINE 1 FINANCIAL WAY CINCINNATI OH 45242-5851	Record	7.81%

	PEOPLES BENEFIT LIFE INSURANCE CO FMO OPERATIONAL ACCOUNTING 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499-0001	Record	7.53%

	THE TRAVELERS SEPARATE ACCOUNT TM FOR VARIABLE ANNUITIES ATTN SHAREHOLDER ACCOUNTING UNIT PO BOX 990027 HARTFORD CT 06199-0027	Record	7.06%

Fund	Address	Type of Ownership	Percentage of Fund

Opportunity*
	NATIONWIDE LIFE INSURANCE CO VARIABLE ACCOUNT II C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	Record	42.37%

	NATIONWIDE INSURANCE COMPANY, FBO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	Record	21.65%

	FIDELITY INVEST S LIFE INS CO ATTN LILIA KATSAS 82 DEVONSHIRE ST # R27A BOSTON MA 02109-3605	Record	5.80%

Small Cap Growth

	IDS LIFE INSURANCE CORP, ACCT # 229 AXP FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Record	80.66%

	IDS LIFE INSURANCE COMPANY OF NY, ACCT # 229 AXP FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Record	6.02%

Total Return Bond

	HARTFORD LIFE & ANNUITY INSURANCE SEPARATE ACCOUNT ATTN DAVE TEN BROECK PO BOX 2999 HARTFORD CT 06104-2999	Record	30.77%

	AMERICAN SKANDIA LIFE SAB P.O. BOX 883 SHELTON CT 06484-0883	Record	25.96%

	AMERICAN ENTERPRISE LIFE INSURANCE CORPORATION, ACCT # IDS TOWER 10 T11/125 MINNEAPOLIS MN 55440	Record	21.07%

	FORTIS BENEFITS INSURANCE CO ATTN BRUCE FIEDLER W1511 500 BIELENBERG DR WOODBURY MN 55125-4401	Record	19.01%

*	These Funds commenced operations on April 11, 2005.

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment powers, it may be presumed to control such Fund.

OTHER

The Registration Statement, including the Prospectuses, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP’s address is 1601 Market Street, Philadelphia, PA 19103.

FINANCIAL INFORMATION

The audited financial statements for the Funds, except the Discovery, Small/Mid Cap Value and Opportunity Funds, for the fiscal year ended December 31, 2004, are hereby incorporated by reference to the Funds’ Annual Report. The audited financial statements for the predecessor portfolios of the Discovery, Small/Mid Cap Value and Opportunity Funds for the fiscal year ended December 31, 2004 were audited by KPMG LLP, independent registered public accounting firm for the predecessor portfolios, and are hereby incorporated by reference to the predecessor portfolios’ Annual Reports.

APPENDIX

The following is a description of the ratings given by S&P and Moody’s to corporate and municipal bonds and corporate and municipal commercial paper.

Corporate Bonds

S&P

S&P rates the long-term debt obligations issued by various entities in categories ranging from “AAA” to “D,” according to quality, as described below. The first four ratings denote investment-grade securities.

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

Moody’s

Moody’s rates the long-term debt obligations issued by various entities in categories ranging from “Aaa” to “C,” according to quality, as described below. The first four denote investment grade securities.

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

Short-Term Issue Credit Ratings (including Commercial Paper)

S&P:

A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s:

Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

WELLS FARGO VARIABLE TRUST

File Nos. 333-74283; 811-09255

PART C

OTHER INFORMATION

Item 23. Exhibits.

Exhibit Number		Description
(a)	-	Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective Amendment No.16, filed April 11, 2005.

(b)	-	Not Applicable.

(c)	-	Not Applicable.

(d)(1)(i)	-	Amended and Restated Investment Advisory Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 14, filed April 30, 2004; Schedule A, incorporated by reference to Post-Effective Amendment No.16, filed April 11, 2005. .

(ii)	-	Amended and Restated Fee and Expense Agreement between Wells Fargo Variable Trust and Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 8, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No.16, filed April 11, 2005.

(2)(i)	-	Not Applicable.

(ii)	-	Investment Sub-Advisory Agreement with Peregrine Capital Management, Inc., incorporated by reference to Post-Effective No. 11, filed May 1, 2002; Appendix A thereto, incorporated by reference to Post-Effective Amendment No. 15, filed January 26, 2005.

(iii)	-

Investment Sub-Advisory Agreement with Wells Capital Management Incorporated, incorporated by reference to Post-Effective No. 11, filed May 1, 2002; Appendix A, incorporated by reference to Post-Effective Amendment No.16, filed April 11, 2005.

(iv)	-	Not Applicable.

(v)	-	Investment Sub-Advisory Agreement with New Star Institutional Managers Limited, incorporated by reference to Post-Effective Amendment No.16, filed April 11, 2005.

(vi)	-	Investment Sub-Advisory Agreement with Cooke & Bieler, L.P., incorporated by reference to Post-Effective Amendment No.16, filed April 11, 2005.

(vii)	-	Investment Sub-Advisory Agreement with Matrix Asset Advisors, Inc., incorporated by reference to Post-Effective Amendment No.16, filed April 11, 2005.

(e)	-	Distribution Agreement with Wells Fargo Funds Distributor, LLC, along with related Form of Dealer Agreement, incorporated by reference to Post-Effective Amendment No.16, filed April 11, 2005.

(f)	-	Not Applicable.

(g)(1)	-	Custodian and Investment Accounting Agreement with State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No.16, filed April 11, 2005.

(2)	-	Amended and Restated Custody Agreement with Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No.16, filed April 11, 2005.

(i)	-	Delegation Agreement (17f-5) with Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No. 11, filed May 1, 2002; Exhibit A, incorporated by reference to Post-Effective Amendment No.16, filed April 11, 2005.

(ii)	-	Not Applicable.

(h)(1)	-	Administration Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 13, filed May 1, 2003; Appendix A, incorporated by reference to Post-Effective Amendment No.16, filed April 11, 2005.

(2)	-	Accounting Services Agreement with PFPC Inc., along with Amended and Restated Letter Agreement, incorporated by reference to Post-Effective Amendment No.16, filed April 11, 2005.

(3)	-	Not Applicable. (Interim Agreement superseded by Item 23 (h)(2)).

(4)	-	Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., incorporated by reference to Post-Effective Amendment No. 5, filed September 20, 1999; Schedule A, incorporated by reference to Post-Effective Amendment No.16, filed April 11, 2005.

(5)(i)	-	Participation Agreement by and among Wells Fargo Variable Trust, Fortis Benefits Insurance Company and Stephens Inc., incorporated by reference to Post-Effective Amendment No. 11, filed May 1, 2002.

(ii)	-	Participation Agreement by and among Wells Fargo Variable Trust, Hartford Life and Annuity Insurance Company and Stephens Inc. and Amendment No. 1 and No. 2 thereto, incorporated by reference to Post-Effective Amendment No. 11, filed May 1, 2002; Amendment No. 3, incorporated by reference to Post-Effective Amendment No. 14, filed April 30, 2004.

(iii)	-	Participation Agreement by and among Wells Fargo Variable Trust, American Skandia Life Assurance Company and Stephens Inc., incorporated by reference to Post-Effective Amendment No. 11, filed May 1, 2002.

(iv)	-	Participation Agreement by and among Wells Fargo Variable Trust, Allstate Life Insurance Company of New York and Stephens Inc., incorporated by reference to Post-Effective Amendment No. 11, filed May 1, 2002.

(v)	-	Participation Agreement by and among Wells Fargo Variable Trust, American Enterprise Life Insurance Company and Stephens Inc., incorporated by reference to Post-Effective Amendment No. 11, filed May 1, 2002; Amendment No. 1, No. 2 and No. 3, incorporated by reference to Post-Effective Amendment No. 14, filed April 30, 2004.

(vi)	-	Participation Agreement by and among Wells Fargo Variable Trust, IDS Life Insurance Company and Stephens Inc., incorporated by reference to Post-Effective Amendment No. 11, filed May 1, 2002; Amendment No. 1, No. 2 and No. 3, incorporated by reference to Post-Effective Amendment No. 14, filed April 30, 2004.

(vii)	-	Participation Agreement by and among Wells Fargo Variable Trust, IDS Life Insurance Company of New York and Stephens Inc., incorporated by reference to Post-Effective Amendment No. 11, filed May 1, 2002; Amendment No. 1, No. 2 and No. 3, incorporated by reference to Post-Effective Amendment No. 14, filed April 30, 2004.

(viii)	-	Participation Agreement by and among Wells Fargo Variable Trust, The Lincoln National Life Insurance Company and Stephens, Inc., incorporated by reference to Post-Effective Amendment No. 11, filed May 1, 2002; Amendment to Exhibit A thereto, incorporated by reference to Post-Effective Amendment No. 12, filed February 7, 2003.

(ix)	-	Participation Agreement by and among Wells Fargo Variable Trust, Principal Life Insurance Company and Stephens Inc., incorporated by reference to Post-Effective Amendment No. 12, filed February 7, 2003; Amendment No. 1 and No. 2, incorporated by reference to Post-Effective Amendment No. 14, filed April 30, 2004.

(x)	-	Participation Agreement by and among Wells Fargo Variable Trust, Golden American Life Insurance Company and Stephens Inc., incorporated by reference to Post-Effective Amendment No. 14, filed April 30, 2004.

(xi)	-	Participation Agreement by and among Wells Fargo Variable Trust, Nationwide Financial Services, Inc. and Stephens Inc., filed herewith.

(i)	-	To be filed.

(j)(A)	-	To be filed.

(j)(1)	-	Not Applicable.

(2)	-	Power of Attorney, Thomas S. Goho, incorporated by reference to Post-Effective Amendment No. 15, filed January 26, 2005.

(3)	-	Power of Attorney, Peter G. Gordon, incorporated by reference to Post-Effective Amendment No. 15, filed January 26, 2005.

(4)	-	Not Applicable.

(5)	-	Power of Attorney, Richard M. Leach, incorporated by reference to Post-Effective Amendment No. 15, filed January 26, 2005.

(6)	-	Power of Attorney, J. Tucker Morse, incorporated by reference to Post-Effective Amendment No. 15, filed January 26, 2005.

(7)	-	Power of Attorney, Timothy J. Penny, incorporated by reference to Post-Effective Amendment No. 15, filed January 26, 2005.

(8)	-	Power of Attorney, Donald C. Willeke, incorporated by reference to Post-Effective Amendment No. 15, filed January 26, 2005.

(9)	-	Power of Attorney, Karla M. Rabusch, incorporated by reference to Post-Effective Amendment No. 15, filed January 26, 2005.

(10)		Not Applicable.

(11)	-	Power of Attorney, A. Erdem Cimen, filed herewith.

(k)	-	Not Applicable.

(l)	-	Not Applicable.

(m)	-	Rule 12b-1 Distribution Plan, incorporated by reference to Post-Effective Amendment No. 5, filed September 20, 1999; Appendix A, incorporated by reference to Post-Effective Amendment No.16, filed April 11, 2005.See Exhibit (e) above for related Distribution Agreement.

(n)	-	Not Applicable.

(o)	-	Not Applicable.

(p)(1)	-	Joint Code of Ethics for Funds Trust, Master Trust and Variable Trust, incorporated by reference to Post-Effective Amendment No.16, filed April 11, 2005.

(2)	-	Joint Code of Ethics for Wells Fargo Funds Management, LLC and Wells Fargo Funds Distributor, LLC, incorporated by reference to Post-Effective Amendment No.16, filed April 11, 2005.

(3)	-	Not Applicable.

(4)	-	Not Applicable.

(5)	-	Peregrine Capital Management, Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No.16, filed April 11, 2005.

(6)	-	Wells Capital Management Incorporated Code of Ethics, incorporated by reference to Post-Effective Amendment No. 14, filed April 30, 2004.

(7)	-	New Star Institutional Managers Limited Code of Ethics, incorporated by reference to Post-Effective Amendment No. 15, filed January 26, 2005.

(8)	-	Cooke & Bieler, L.P. Code of Ethics, incorporated by reference to Post-Effective Amendment No.16, filed April 11, 2005.

(9)	-	Matrix Asset Advisors, Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No.16, filed April 11, 2005.

Item 24. Persons Controlled by or Under

Common Control with the Fund.

Registrant believes that no person is controlled by or under common control with Registrant.

Item 25. Indemnification.

Article IX of the Registrant’s Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant’s Trustees, officers, employees, agents and holders of beneficial interests in the Trust and its Funds. In addition, the Trustees are empowered under Section 3.9 of the Registrant’s Declaration of Trust to obtain such insurance policies as they deem necessary.

Item 26. Business and Other Connections

of Investment Adviser.

(a) Effective March 1, 2001, Wells Fargo Funds Management, LLC (“Funds Management”) assumed investment advisory responsibilities for each of the Funds. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. (“Wells Fargo Bank”). Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.

To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank.

(b) Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, serves as sub-adviser to the Asset Allocation, Discovery, Equity Income, Money Market, Small/Mid Cap Value, Opportunity, Small Cap Growth and Total Return Bond Funds. The descriptions of Wells Capital Management in Parts A and B of this Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors and officers of Wells Capital Management is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(c) Peregrine Capital Management, Inc. (“Peregrine”), an indirect, wholly owned subsidiary of Wells Fargo & Company, serves as sub-adviser to the Large Company Growth Fund. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(d) New Star Institutional Managers Limited (“New Star”) serves as sub-adviser to the International Core Fund. The descriptions of New Star in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of New Star is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(e) Cooke & Bieler, L.P. (“C&B”) serves as sub-adviser to the C&B Large Cap Value Fund. The descriptions of C&B in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of C&B is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(f) Matrix Asset Advisors, Inc. (“Matrix”) serves as sub-adviser to the Large Company Core Fund. The descriptions of Matrix in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Matrix is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Item 27. Principal Underwriters.

(a) Wells Fargo Funds Distributor, LLC (“Funds Distributor”), distributor for the Registrant, also acts as principal underwriter for Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Wells Fargo Master Trust, all of which are registered open-end management investment companies.

(b) The following table provides information for each director and officer of Wells Fargo Funds Distributor, LLC as of February 14, 2006.

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Fund

Cara Peck Wells Fargo Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Director, President & Secretary	None

Kevin J. Scott Wells Fargo Funds Management, LLC 100 Heritage Reserve Menomonee Falls, WI 53051	Financial Operations Officer (FINOP)	None

A. Erdem Cimen Wells Fargo Funds Management, LLC 525 Market Street, 9th Floor San Francisco, CA 94105	Treasurer	None

Carol A. Jones Lorts Wells Fargo Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Director	None

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Fund
Matthew H. Lobas Wells Fargo Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Director	None

Dorothy Peters Wells Fargo Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Chief Compliance Officer	None

Steven R. Schneider Wells Fargo Funds Management, LLC 100 Heritage Reserve Menomonee Falls, WI 53051	Compliance Officer and Anti-Money-Laundering Officer	None

(c) Not Applicable.

Item	28. Location of Accounts and Records.

(a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, “Records”) at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, San Francisco, California 94105.

(b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, 12th Floor, San Francisco, California 94105.

(c) Barclays Global Fund Advisors and Barclays Global Investors, N.A. maintain all Records relating to their services as former sub-adviser and former custodian, respectively, for the Asset Allocation Fund (through April 12, 2002) at 45 Fremont Street, San Francisco, California 94105.

(d) Wells Fargo Funds Distributor, LLC maintains all Records relating to its services as distributor at 525 Market Street, 12th Floor, San Francisco, California 94105.

(e) Wells Fargo Bank, N.A.(formerly Wells Fargo Bank Minnesota, N.A.) maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, Minnesota 55479-0040.

(f) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, 10th Floor, San Francisco, California 94105.

(g) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Minneapolis, Minnesota 55402.

(h) Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Heritage Drive, Quincy, Massachusetts 02171.

(i) New Star Institutional Managers Limited maintains all Records relating to its services as investment sub-adviser at 1 Knightsbridge Green, London SW1X 7NE, England.

(j) Cooke & Bieler, L.P. maintains all Records relating to its services as investment sub-adviser at 1700 Market Street, Philadelphia, Pennsylvania 19103.

(k) Matrix Asset Advisors, Inc. maintains all Records relating to its services as investment sub-adviser at 747 Third Avenue, 31st Floor, New York, New York 10017.

Item 29. Management Services.

Other than as set forth under the captions “Organization and Management of the Funds” in the Prospectus constituting Part A of this Registration Statement and “Management” in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings. Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement on Form N-1A, pursuant to Rule 485(a) under the Securities Act of 1933, has been signed on behalf of the Trust by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 15th day of February, 2006.

WELLS FARGO FUNDS VARIABLE TRUST

By:	/s/ Carol J. Lorts
Carol J. Lorts
Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 17 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date
*	Trustee
Thomas S. Goho

*	Trustee
Peter G. Gordon
*	Trustee
Richard M. Leach

*	Trustee
J. Tucker Morse

*	Trustee
Timothy J. Penny

*	Trustee
Donald C. Willeke

*
Karla M. Rabusch	President (Principal Executive Officer)

*
A. Erdem Cimen	Treasurer
(Principal Financial Officer)
*

*By:	/s/ Carol J. Lorts
Carol J. Lorts
As Attorney-in-Fact
February 15, 2006

WELLS FARGO VARIABLE TRUST

FILE NOS. 333-74283; 811-09255

EXHIBIT INDEX

Exhibit Number	Description
EX-99 (j)11	Power of Attorney, A. Erdem Cimen